UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2013

Date of reporting period:	October 1, 2012 — March 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PACAX

Putnam Dynamic Asset Allocation Conservative Fund

Semiannual report
3 | 31 | 13

A world of investing.™
Putnam INVESTMENTS
ASSET ALLOCATION FUNDS
invest in a mix of many different
types of investments to help weather
changing market environments.

Putnam Dynamic
Asset Allocation
Conservative Fund

Semiannual report
3 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	12

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Financial statements	18

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Our allocation of assets among permitted asset categories may hurt performance. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Many macroeconomic risks to global growth have diminished in recent months. A widespread financial collapse in Europe, an economic hard landing in China, and significant fallout from budget sequestration and the fiscal cliff in the United States have not come to pass. While these risks have not entirely dissipated, U.S. equity markets have managed to achieve record highs in the first quarter, recouping all of their losses from the 2008 financial crisis.

In the United States, corporate profits and balance sheets are strong. The Federal Reserve has pledged to keep interest rates at historic lows until the nation’s employment situation meaningfully improves. The U.S. housing market, a significant driver of GDP, has been steadily rebounding. And while the federal budget battle is not yet resolved, the markets appear to believe that Washington lawmakers will eventually reach a resolution.

At Putnam, our investment team employs a measured, balanced approach to managing risk while pursuing returns. It is also important to rely on the guidance of your financial advisor, who can help ensure that your portfolio matches your individual goals and tolerance for risk.

We would like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Dynamic Asset Allocation Conservative Fund

A diversified portfolio to help investors preserve wealth

Putnam Dynamic Asset Allocation Conservative Fund is designed for investors seeking total return consistent with preservation of capital. The fund's target mix of 70% bonds and 30% stocks has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Diversified portfolios led stocks over the last market cycle

Bear market returns
(10/9/07 to 3/9/09)
-56%
-35%
-13%
Bull market returns
(3/9/09 to 4/30/11)
118%
70%
36%
Full market cycle returns
(10/9/07 to 4/30/11)
-3%
10%
19%
Stocks
60/40
25/75

The 60/40 portfolio reflects results of a hypothetical portfolio comprising 60% Russell 3000 Index and 40% Barclays U.S. Aggregate Bond Index, and the 25/75 portfolio reflects results of a hypothetical portfolio comprising 25% Russell 3000 Index and 75% Barclays U.S. Aggregate Bond Index, with no portfolio rebalancing. The period shown reflects the most recent full market cycle, consisting of a decline over several months of at least 20% from a stock market peak on 10/9/07 (measured by the Russell 3000 Index) to a stock market trough on 3/9/09, followed by an increase of at least 20% to a subsequent stock market peak on 4/30/11. Past performance is no guarantee of future results.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The five portfolio managers of Putnam's Global Asset Allocation group have an experienced awareness of how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

Featured
from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Joshua B. Kutin, CFA
(industry since 1998)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

2 Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Conservative Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 12–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Conservative Blended Benchmark is administered by Putnam Management and comprises 65% the Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

4	Dynamic Asset Allocation Conservative Fund

Interview with your fund’s portfolio manager

Bob, can you review the conditions in stock and bond markets during the past six months.

Markets demonstrated a number of contrasts in the period. There was disparity in asset class results, as stocks significantly outperformed investment-grade bonds in the six months that ended March 31, 2013. However, this gap developed only from January through March as the federal budget sequester was starting to take hold. In the first three months of the reporting period, U.S. stocks lost ground overall. U.S. government bonds were flat, while global government bonds retreated. The stock market began to rally in January, even as higher payroll taxes went into effect. By the end of March, both the Dow Jones Industrial Average and the S&P 500 Index had risen to record-high levels, even as the federal budget sequester was starting to take effect. Performance varied across fixed-income sectors. High-yield bonds, which often follow the performance trend of the stock market, advanced. This sector continued to benefit from investors’ pursuit of attractive yields, and from a low default rate. This is another reflection of the relative strength of corporate balance sheets and overall profit levels. Mortgage-backed and investment-grade corporate bonds had somewhat weaker results. Treasuries, the most interest-rate-sensitive area of the market, lost ground in the January through March time frame as rates rose.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/13. See pages 4 and 12–13 for additional fund performance information. Index descriptions can be found on page 17.

Dynamic Asset Allocation Conservative Fund	5

How do you interpret what is happening in the markets?

The economy is growing, and the Federal Reserve’s quantitative easing policies are effectively providing stimulus to business activity and liquidity to financial markets. These macroeconomic conditions have given corporations the opportunity to repair their balance sheets since the recession and rebuild their profitability in recent years. There is a great story in corporate earnings that often is overlooked, and we are currently seeing it in the U.S. economy. Although earnings growth rates began to fade from the peak levels earlier in this business cycle, corporations are still generating record-level profits. Corporate earnings provide fundamental support to current market levels, in our estimation. Stock valuations in general appear reasonable when compared with long-term historical valuations.

It seems many investors are having trouble believing that the economic recovery is real and stable because growth is below the long-term trend. Many also question the Fed’s policies, but the evidence suggests that the central bank is on track toward its goal of lowering the unemployment rate. These doubts have contributed to the high levels of volatility that we have seen in each year since 2008, and we know that they can cause volatility again. But in many historical periods, we have also seen that stock prices can climb a wall of worry as they have done in the past three months. We continue to focus on fundamental conditions as well as negative sentiments when we are analyzing asset classes.

Allocations are represented as a percentage of the fund’s net assets. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Dynamic Asset Allocation Conservative Fund

What were the areas of strength in the fund’s portfolio during the reporting period?

Dynamic Asset Allocation Conservative Fund outperformed the returns of the all-bond Barclays U.S. Aggregate Bond Index, its primary benchmark, and the fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, which has strategic asset weightings similar to the fund.

The fund benefited from exposure to credit sectors — those that tend to trade based on credit risk more than interest-rate risk. These sectors included corporate debt and certain mortgaged-backed securities [MBS]. While there was some concern about the high-yield sector after its strong results in 2012, it continued to perform quite well for the period overall. Yield spreads tightened as the corporate default rate remained below its long-term average. The fund also had a tactical underweight to government bonds, and to interest-rate risk in general relative to its blended benchmark. This was helpful as government bonds and mortgage-backed bonds stagnated in the period. When interest rates rose at times during the quarter, it had less of a negative effect on the fund thanks to our tactical positioning.

How would you characterize performance of investment-grade corporate debt during the period?

With spreads tight by historical standards, performance of investment-grade corporate

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/13. Short-term holdings and derivatives, if any, are excluded. Holdings will vary over time.

Dynamic Asset Allocation Conservative Fund	7

debt was fairly flat, as investors grew somewhat more cautious about the sector in the second half of the reporting period. Nonetheless, the financial health of corporations in the investment-grade space continues to be quite strong. However, in a slow-growth macroeconomic environment, it may prove more challenging for corporations to continue to improve their margins and increase their revenues. The risk, we feel, is not so much of potentially deteriorating fundamentals, but of investors concluding that investment-grade corporate debt has reached something of a plateau.

How did your view of mortgage-backed opportunities change during the period?

In the mortgage space, we continued to implement our strategy of investing in both non-agency residential mortgage-backed securities [RMBS] and interest-only collateralized mortgage obligations [CMO IOs]. Non-agency RMBS tend to benefit from improving housing fundamentals, which have been picking up throughout the past year, and really began to gather strength during the semiannual period. Agency CMO IOs, on the other hand, tend to benefit in an environment where refinancing is challenging for mortgage-holders, which was the case for at least the past two years. With home prices improving across the country and bank lending standards beginning to loosen, however, we are taking a more neutral view on the agency CMO IO market. The fund’s holdings in commercial mortgage-backed securities [CMBS] continued to post gains, although performance within the sector was mixed. The retail space portion of the CMBS sector posted solid gains in recent months, although we do harbor some

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations will vary over time.

8	Dynamic Asset Allocation Conservative Fund

concerns over the competitiveness of “brick and mortar” businesses in the economy.

What was your strategy in commodities?

Commodities make up a smaller slice of the fund than do stocks or bonds on a strategic basis. The fund holds commodities primarily to enhance diversification, because the performance of commodities is not highly correlated with stocks or bonds. During the period, our research supported taking a neutral position.

The prices of many types of commodities, especially precious metals, are declining, and we do not see a near-term reversal in this trend. One exception is agricultural prices, which we think are quite firm. Energy prices also had a strong upward trend in recent years, but increased production of natural gas in the United States had a major impact on energy prices during the past year by helping to stabilize oil and gas prices.

What is your analysis of international opportunities?

Significant problems remain in Europe. Many nations in the eurozone stand in need of significant fiscal retrenchment, because, as expected, government spending outpaced revenues. During the period, we had some exposure to Europe, but most of our decisions here involved short-term tactical opportunities rather than a major investment theme. In other words, we did not yet see a clear sign that an overweight position was attractive, so the fund’s exposure remained at a neutral or underweight level.

By contrast, we found Japan much more attractive. Japan’s new government is taking a much more activist approach to the economy and has installed new leadership at the Bank of Japan that is undertaking forceful monetary stimulus. The fund has an overweight to Japan because we believe Japanese investments may continue to outperform other global markets in the near term.

A word about derivatives

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use forward currency contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam may enter into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Dynamic Asset Allocation Conservative Fund	9

Did the fund own any derivatives during the period?

We owned credit default swaps to hedge credit risk and market risk, or gain exposures to certain securities or groups of securities. We also used futures contracts to manage exposure to market risk or to equitize cash holdings.

Looking ahead to the second half of the fund’s fiscal year, how is the fund positioned, and what risks do you see?

We continue to favor investment-grade bonds, mortgage debt, and stocks, and find the low return potential of government bonds unattractive. We do not think investors need to, or should, abandon bonds. We’re convinced that the Fed is committed to holding down interest rates and has the capability to do so, making it unlikely, in our opinion, that we will see a big movement in rates this year. Our research on long-term market history shows that bonds can deliver positive returns even as interest rates rise slowly over long periods. This was the case for most of the period from 1945 through 1970.

In our assessment, both stocks and bonds can continue to advance at different paces. Returns from bonds might be modest, but stable, while stocks could appreciate from current levels if companies deliver earnings growth.

Bob, thanks for commenting on the fund today.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Of special interest

On February 1, 2013, Putnam Investments announced a new leadership structure for its Global Asset Allocation (GAA) investment organization, which manages Putnam Dynamic Asset Allocation Conservative Fund. Working closely with Walter C. Donovan, Chief Investment Officer at Putnam, the team will be led by Co-Heads James A. Fetch; Robert J. Kea, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA. All four co-heads are long-time Putnam GAA veterans, who average 22 years of overall investment experience, including an average of 18 years of experience at Putnam. Consistent with the current approach, Mr. Fetch continues to lead portfolio construction and risk, Mr. Kea drives top-down equity efforts, Mr. Schoen oversees equity process and risk, and Mr. Vaillancourt manages global macro efforts. Jeffrey L. Knight, who previously led the group, has left the firm to pursue other opportunities.

10	Dynamic Asset Allocation Conservative Fund

IN THE NEWS

The economic outlook for major industrialized nations is slowly improving, with the United States and Japan leading the way, according to a recent report by the Organisation for Economic Co-operation and Development (OECD). Economic expansion is also taking place in most major countries around the world, including the 17-nation eurozone, where Germany’s economy is growing and stabilization is occurring in Italy and France. Growth also is solidifying in Japan, whose new government has launched efforts to bring the country’s long-stagnant economy back to life through various stimulus efforts, and growth is picking up in China, where an economic hard landing has been avoided. The OECD sees growth weakening in India and normal, “around trend” growth taking place in Russia, Brazil, and the United Kingdom. Meanwhile, the World Trade Organization (WTO) has cut its overall 2013 forecast for global trade volume growth to 3.3% from 4.5%. Global trade grew by 2% in 2012, the second-worst figure since this economic statistic began to be tracked in 1981, according to the WTO. The worst trade figure came in 2009 during the global economic crisis.

Dynamic Asset Allocation Conservative Fund	11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inceptiondates)	(2/7/94)		(2/18/94)		(9/1/94)		(2/7/95)		(1/21/03)	(7/2/12)	(7/2/12)	(7/14/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	5.98%	5.66%	5.20%	5.20%	5.18%	5.18%	5.44%	5.24%	5.82%	6.26%	6.27%	6.26%

10 years	80.13	69.77	67.38	67.38	67.28	67.28	71.10	65.11	78.98	85.28	85.56	85.25
Annual average	6.06	5.44	5.29	5.29	5.28	5.28	5.52	5.14	5.99	6.36	6.38	6.36

5 years	31.47	23.91	27.12	25.12	26.72	26.72	28.38	23.89	30.86	33.72	33.91	33.69
Annual average	5.62	4.38	4.92	4.58	4.85	4.85	5.12	4.38	5.53	5.98	6.01	5.98

3 years	23.82	16.70	21.24	18.24	21.08	21.08	21.92	17.65	23.10	24.74	24.92	24.71
Annual average	7.38	5.28	6.63	5.74	6.58	6.58	6.83	5.57	7.17	7.65	7.70	7.64

1 year	8.59	2.35	7.72	2.72	7.75	6.75	7.92	4.14	8.24	8.75	8.91	8.73

6 months	4.66	–1.36	4.31	–0.69	4.33	3.33	4.35	0.69	4.43	4.80	4.94	4.78

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

12	Dynamic Asset Allocation Conservative Fund

Comparative index returns For periods ended 3/31/13

	Barclays	Putnam	Lipper Mixed-Asset Target
	U.S. Aggregate	Conservative	Allocation Conservative
	Bond Index	Blended Benchmark	Funds category average*

Annual average (life of fund)	6.09%	—†	5.58%

10 years	63.27	93.82%	78.50
Annual average	5.02	6.84	5.91

5 years	30.49	34.69	27.86
Annual average	5.47	6.14	4.98

3 years	17.50	25.84	22.33
Annual average	5.52	7.96	6.93

1 year	3.77	7.39	7.34

6 months	0.09	3.75	4.02

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/13, there were 350, 329, 290, 265, 96, and 13 funds, respectively, in this Lipper category.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 3/31/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	6		6	6	6		6	6	6	6

Income	$0.078		$0.042	$0.042	$0.054		$0.066	$0.092	$0.096	$0.090

Capital gains	—		—	—	—		—	—	—	—

Total	$0.078		$0.042	$0.042	$0.054		$0.066	$0.092	$0.096	$0.090

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

9/30/12	$9.88	$10.48	$9.81	$9.78	$9.79	$10.15	$10.11	$9.90	$9.90	$9.90

3/31/13	10.26	10.89	10.19	10.16	10.16	10.53	10.49	10.28	10.29	10.28

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Dynamic Asset Allocation Conservative Fund	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 9/30/12	1.08%	1.83%	1.83%	1.58%	1.33%	0.78%*	0.71%*	0.83%

Annualized expense ratio for the
six-month period ended 3/31/13	1.06%	1.81%	1.81%	1.56%	1.31%	0.75%	0.68%	0.81%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Other expenses for class R5 and R6 shares have been annualized.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2012, to March 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.41	$9.22	$9.22	$7.95	$6.68	$3.83	$3.47	$4.14

Ending value (after expenses)	$1,046.60	$1,043.10	$1,043.30	$1,043.50	$1,044.30	$1,048.00	$1,049.40	$1,047.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Dynamic Asset Allocation Conservative Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2013, use the following calculation method. To find the value of your investment on October 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.34	$9.10	$9.10	$7.85	$6.59	$3.78	$3.43	$4.08

Ending value (after expenses)	$1,019.65	$1,015.91	$1,015.91	$1,017.15	$1,018.40	$1,021.19	$1,021.54	$1,020.89

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Conservative Fund	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain defined contribution plans with assets of at least $50 million.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

16	Dynamic Asset Allocation Conservative Fund

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management, comprising 65% the Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2013, Putnam employees had approximately $377,000,000 and the Trustees had approximately $90,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Dynamic Asset Allocation Conservative Fund	17

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18	Dynamic Asset Allocation Conservative Fund

The fund’s portfolio 3/31/13 (Unaudited)

COMMON STOCKS (37.5%)*	Shares	Value

Basic materials (2.1%)
Agrium, Inc. (Canada)	201	$19,598

American Vanguard Corp.	1,445	44,130

Andersons, Inc. (The)	126	6,744

Archer Daniels-Midland Co.	682	23,004

Arkema (France)	171	15,556

Assa Abloy AB Class B (Sweden)	7,192	293,682

Axiall Corp.	2,947	183,186

BASF SE (Germany)	7,362	644,735

Bemis Co., Inc.	4,500	181,620

BHP Billiton PLC (United Kingdom)	9,449	274,942

BHP Billiton, Ltd. (Australia)	15,576	533,011

Black Earth Farming, Ltd. SDR (Russia) †	2,463	4,668

Buckeye Technologies, Inc.	1,851	55,437

Cambrex Corp. †	5,904	75,512

CF Industries Holdings, Inc.	2,336	444,704

Chemtura Corp. †	4,711	101,805

Chicago Bridge & Iron Co., NV	5,300	329,130

Cresud S.A.C.I.F. y A. ADR (Argentina) †	503	4,723

Cytec Industries, Inc.	2,100	155,568

Domtar Corp. (Canada)	1,600	124,192

Eagle Materials, Inc.	1,276	85,020

Eastman Chemical Co.	5,400	377,298

Evraz PLC (United Kingdom)	92,997	313,695

Fortune Brands Home & Security, Inc. †	8,000	299,440

Golden Agri-Resources, Ltd. (Singapore)	25,000	11,716

GrainCorp, Ltd. Class A (Australia)	1,402	17,063

Horsehead Holding Corp. †	6,623	72,058

Huntsman Corp.	8,200	152,438

Incitec Pivot, Ltd. (Australia)	4,025	13,000

Innophos Holdings, Inc.	1,791	97,717

Innospec, Inc.	1,699	75,232

Intrepid Potash, Inc.	320	6,003

KapStone Paper and Packaging Corp.	2,238	62,216

Koninklijke Boskalis Westminster NV (Netherlands)	4,808	190,996

Koppers Holdings, Inc.	1,265	55,635

Kraton Performance Polymers, Inc. †	1,791	41,909

KWS Saat AG (Germany)	26	9,265

L.B. Foster Co. Class A	695	30,782

Landec Corp. †	4,095	59,255

LSB Industries, Inc. †	5,050	175,639

LyondellBasell Industries NV Class A	11,143	705,240

Minerals Technologies, Inc.	705	29,265

Monsanto Co.	14,921	1,576,105

Mosaic Co. (The)	235	14,008

Nitto Denko Corp. (Japan)	6,900	408,275

NN, Inc. †	4,771	45,134

Dynamic Asset Allocation Conservative Fund	19

COMMON STOCKS (37.5%)* cont.	Shares	Value

Basic materials cont.
Nufarm, Ltd. (Australia)	2,007	$8,268

OM Group, Inc. †	1,620	38,038

Packaging Corp. of America	4,100	183,967

PolyOne Corp.	4,887	119,292

Potash Corp. of Saskatchewan, Inc. (Canada)	687	26,965

PPG Industries, Inc.	4,081	546,609

PT Astra Agro Lestari Tbk (Indonesia)	3,000	5,723

Rio Tinto PLC (United Kingdom)	8,212	384,938

Rio Tinto, Ltd. (Australia)	4,841	289,246

S&W Seed Co. †	4,242	44,583

Sealed Air Corp.	4,094	98,706

Sherwin-Williams Co. (The)	2,900	489,781

SLC Agricola SA (Brazil)	508	4,646

Sociedad Quimica y Minera de Chile SA ADR (Chile)	463	25,673

Sumitomo Metal Mining Co., Ltd. (Japan)	15,000	214,001

Syngenta AG (Switzerland)	891	371,680

Trex Co., Inc. †	1,890	92,950

Tronox, Ltd. Class A	1,594	31,577

Valspar Corp.	3,700	230,325

Vilmorin & Cie (France)	64	7,698

voestalpine AG (Austria)	8,410	258,244

W.R. Grace & Co. †	3,974	308,025

Wendel SA (France)	2,000	211,659

Yara International ASA (Norway)	389	17,623

		12,450,568
Capital goods (2.4%)
ABB, Ltd. (Switzerland)	15,628	352,465

Aecom Technology Corp. †	6,400	209,920

AGCO Corp.	613	31,950

Alliant Techsystems, Inc.	932	67,505

Altra Holdings, Inc.	3,612	98,319

Avery Dennison Corp.	5,600	241,192

AZZ, Inc.	1,156	55,719

Ball Corp.	6,100	290,238

Boeing Co. (The)	23,900	2,051,815

Chart Industries, Inc. †	1,290	103,213

Chase Corp.	1,916	37,017

CNH Global NV	422	17,437

Cummins, Inc.	7,500	868,575

Deere & Co.	329	28,287

Delphi Automotive PLC (United Kingdom)	14,400	639,360

DXP Enterprises, Inc. †	947	70,741

European Aeronautic Defence and Space Co. NV (France)	10,041	510,981

Franklin Electric Co., Inc.	2,594	87,081

Gardner Denver, Inc.	2,800	210,308

Generac Holdings, Inc.	2,117	74,815

General Dynamics Corp.	12,100	853,171

Great Lakes Dredge & Dock Corp.	9,634	64,837

20 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (37.5%)* cont.	Shares	Value

Capital goods cont.
Greenbrier Companies, Inc. †	4,406	$100,060

HEICO Corp.	688	29,866

Hyster-Yale Materials Holdings, Inc.	355	20,267

Hyster-Yale Materials Holdings, Inc. Class B F	341	19,468

IHI Corp. (Japan)	46,000	139,757

Ingersoll-Rand PLC	12,200	671,122

Invensys PLC (United Kingdom)	40,112	213,806

JGC Corp. (Japan)	9,000	227,450

Kadant, Inc. †	2,429	60,725

Kawasaki Heavy Industries, Ltd. (Japan)	72,000	225,633

KBR, Inc.	7,800	250,224

Leggett & Platt, Inc.	8,100	273,618

Lindsay Corp.	217	19,135

Lockheed Martin Corp.	9,703	936,534

McDermott International, Inc. †	18,208	200,106

Miller Industries, Inc.	2,420	38,841

NACCO Industries, Inc. Class A	355	18,943

Northrop Grumman Corp.	10,000	701,500

Raytheon Co.	12,931	760,213

Schindler Holding AG (Switzerland) †	1,618	237,084

Singapore Technologies Engineering, Ltd. (Singapore)	28,000	97,517

Standard Motor Products, Inc.	3,506	97,186

Standex International Corp.	985	54,392

Staples, Inc.	32,400	435,132

Stoneridge, Inc. †	5,471	41,744

Terex Corp. †	6,300	216,846

Tetra Tech, Inc. †	1,378	42,015

TriMas Corp. †	4,012	130,270

Valmont Industries, Inc.	694	109,145

Vinci SA (France)	4,775	215,117

WABCO Holdings, Inc. †	3,500	247,065

		13,795,727
Communication services (1.8%)
Arris Group, Inc. †	1,751	30,065

Aruba Networks, Inc. †	1,922	47,550

AT&T, Inc.	24,591	902,244

BroadSoft, Inc. †	415	10,985

BT Group PLC (United Kingdom)	62,090	262,273

CalAmp Corp. †	3,635	39,876

Comcast Corp. Class A	61,300	2,575,213

Deutsche Telekom AG (Germany)	14,119	149,240

DISH Network Corp. Class A	9,900	375,210

EchoStar Corp. Class A †	7,605	296,367

France Telecom SA (France)	17,976	181,806

HSN, Inc.	556	30,502

IAC/InterActiveCorp.	10,300	460,204

InterDigital, Inc.	470	22,480

InterXion Holding NV (Netherlands) †	1,696	41,077

Dynamic Asset Allocation Conservative Fund	21

COMMON STOCKS (37.5%)* cont.	Shares	Value

Communication services cont.
Loral Space & Communications, Inc.	948	$58,662

MetroPCS Communications, Inc. †	19,900	216,910

NeuStar, Inc. Class A †	1,513	70,400

NTT DoCoMo, Inc. (Japan)	157	236,997

Tele2 AB Class B (Sweden)	8,348	145,271

Telefonica SA (Spain)	16,055	215,885

Telenor ASA (Norway)	10,455	228,584

Telstra Corp., Ltd. (Australia)	64,870	304,964

tw telecom, inc. †	9,200	231,748

USA Mobility, Inc.	2,730	36,227

Verizon Communications, Inc.	58,332	2,867,018

Vodafone Group PLC (United Kingdom)	87,221	247,297

		10,285,055
Conglomerates (0.7%)
AMETEK, Inc.	10,750	466,120

Danaher Corp.	20,600	1,280,290

General Electric Co.	50,815	1,174,843

Marubeni Corp. (Japan)	11,000	82,148

Siemens AG (Germany)	4,483	482,882

Tyco International, Ltd.	19,500	624,000

		4,110,283
Consumer cyclicals (4.4%)
ADT Corp. (The)	10,250	501,635

Advance Auto Parts, Inc.	3,900	322,335

American Eagle Outfitters, Inc.	11,000	205,700

ANN, Inc. †	1,324	38,422

Babcock International Group PLC (United Kingdom)	13,089	216,382

Bayerische Motoren Werke (BMW) AG (Germany)	4,936	425,885

Bed Bath & Beyond, Inc. †	9,600	618,432

Belo Corp. Class A	16,590	163,080

Big Lots, Inc. †	7,145	252,004

Brunswick Corp.	766	26,213

Buckle, Inc. (The)	830	38,720

Bureau Veritas SA (France)	1,900	236,489

Cabela’s, Inc. †	579	35,192

Carmike Cinemas, Inc. †	2,591	46,949

Cash America International, Inc.	490	25,710

Chico’s FAS, Inc.	10,600	178,080

Cie Financiere Richemont SA (Switzerland)	2,120	166,375

Cie Generale des Etablissements Michelin (France)	3,047	254,853

Coach, Inc.	11,582	578,984

Compass Group PLC (United Kingdom)	11,751	150,072

Cooper Tire & Rubber Co.	5,499	141,104

Corporate Executive Board Co. (The)	591	34,373

Crocs, Inc. †	2,034	30,144

Daihatsu Motor Co., Ltd. (Japan)	10,000	207,362

Deckers Outdoor Corp. †	545	30,351

Deluxe Corp.	3,248	134,467

Demand Media, Inc. †	1,729	14,921

22 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (37.5%)* cont.	Shares	Value

Consumer cyclicals cont.
Destination Maternity Corp.	3,957	$92,594

Dillards, Inc. Class A	1,900	149,245

Elders, Ltd. (Australia) †	12,016	1,507

Expedia, Inc.	4,700	282,047

Experian Group, Ltd. (United Kingdom)	12,293	212,936

Foot Locker, Inc.	8,100	277,344

Francesca’s Holdings Corp. † S	1,363	39,064

Fuji Heavy Industries, Ltd. (Japan)	18,000	279,365

G&K Services, Inc. Class A	1,104	50,243

GameStop Corp. Class A	1,905	53,283

Gannett Co., Inc.	13,700	299,619

Gap, Inc. (The)	13,600	481,440

Genesco, Inc. †	1,348	81,001

Global Cash Access Holdings, Inc. †	4,630	32,642

Green Dot Corp. Class A †	2,056	34,356

Harbinger Group, Inc. †	4,514	37,286

Hino Motors, Ltd. (Japan)	20,000	214,585

HMS Holdings Corp. †	1,263	34,290

Home Depot, Inc. (The)	35,808	2,498,682

Indofood Agri Resources, Ltd. (Singapore)	4,000	3,987

Isuzu Motors, Ltd. (Japan)	75,000	442,184

ITV PLC (United Kingdom)	113,712	223,577

Jarden Corp. †	6,750	289,238

KAR Auction Services, Inc.	2,873	57,546

La-Z-Boy, Inc.	6,322	119,296

Lear Corp.	5,700	312,759

Lowe’s Cos., Inc.	39,079	1,481,876

Lumber Liquidators Holdings, Inc. †	361	25,349

Macy’s, Inc.	16,600	694,544

Marcus Corp.	4,379	54,694

MAXIMUS, Inc.	414	33,108

McGraw-Hill Cos., Inc. (The)	11,300	588,504

MGM China Holdings, Ltd. (Hong Kong)	110,800	237,254

Mitsubishi Motors Corp. (Japan) †	168,000	174,898

Namco Bandai Holdings, Inc. (Japan)	11,100	196,330

Navistar International Corp. †	1,587	54,863

Next PLC (United Kingdom)	7,111	471,738

O’Reilly Automotive, Inc. †	5,300	543,515

OPAP SA (Greece)	10,296	81,299

PetSmart, Inc.	5,200	322,920

Pier 1 Imports, Inc.	1,161	26,703

Priceline.com, Inc. †	1,742	1,198,374

PulteGroup, Inc. †	18,200	368,368

Randstad Holding NV (Netherlands)	1,522	62,314

Ryland Group, Inc. (The)	2,801	116,578

Scania AB Class B (Sweden)	10,239	214,159

Select Comfort Corp. †	1,573	31,098

Sinclair Broadcast Group, Inc. Class A	6,797	137,571

Dynamic Asset Allocation Conservative Fund	23

COMMON STOCKS (37.5%)* cont.	Shares	Value

Consumer cyclicals cont.
Six Flags Entertainment Corp.	300	$21,744

SJM Holdings, Ltd. (Hong Kong)	101,000	252,860

Sonic Automotive, Inc. Class A	10,111	224,060

Suzuki Motor Corp. (Japan)	13,700	307,226

Swatch Group AG (The) (Switzerland)	380	220,963

Tempur-Pedic International, Inc. †	1,747	86,704

Tile Shop Holdings, Inc. †	1,746	36,683

TJX Cos., Inc. (The)	25,600	1,196,800

Total Systems Services, Inc.	21,000	520,380

Town Sports International Holdings, Inc.	4,073	38,531

Trump Entertainment Resorts, Inc. †	115	460

URS Corp.	4,200	199,122

ValueClick, Inc. †	2,751	81,292

VOXX International Corp. †	6,522	69,851

Wal-Mart Stores, Inc.	33,547	2,510,322

Wyndham Worldwide Corp.	7,000	451,360

Wynn Resorts, Ltd.	3,700	463,092

		25,471,857
Consumer staples (3.6%)
AFC Enterprises †	5,643	205,010

Ajinomoto Co., Inc. (Japan)	15,000	225,474

Anheuser-Busch InBev NV (Belgium)	3,177	314,596

Associated British Foods PLC (United Kingdom)	9,465	273,394

Avis Budget Group, Inc. †	7,745	215,543

Barrett Business Services, Inc.	1,002	52,765

Beacon Roofing Supply, Inc. †	2,143	82,848

BRF S.A. (Brazil)	695	15,366

Bright Horizons Family Solutions, Inc. †	1,352	45,684

Brinker International, Inc.	2,863	107,792

British American Tobacco (BAT) PLC (United Kingdom)	5,514	295,501

Bunge, Ltd.	264	19,491

Calbee, Inc. (Japan)	2,900	235,056

Carrefour SA (France)	8,011	219,293

Chaoda Modern Agriculture Holdings, Ltd. (China) † F	22,000	1,417

Chiquita Brands International, Inc. †	191	1,482

Coca-Cola Co. (The)	9,400	380,136

Constellation Brands, Inc. Class A †	6,100	290,604

Core-Mark Holding Co., Inc.	1,013	51,977

CVS Caremark Corp.	28,500	1,567,215

DeNA Co., Ltd. (Japan)	3,800	103,139

Diageo PLC (United Kingdom)	7,116	224,357

Distribuidora Internacional de Alimentacion SA (Spain)	25,389	175,612

Domino’s Pizza, Inc.	547	28,138

Fiesta Restaurant Group, Inc. †	992	26,357

General Mills, Inc.	16,900	833,339

Geo Group, Inc. (The)	2,797	105,223

Glanbia PLC (Ireland)	749	8,892

Grand Canyon Education, Inc. †	1,721	43,696

24 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (37.5%)* cont.	Shares	Value

Consumer staples cont.
Hain Celestial Group, Inc. (The) †	694	$42,390

Heineken Holding NV (Netherlands)	4,677	299,701

Ingredion, Inc.	282	20,394

IOI Corp. Bhd (Malaysia)	7,000	10,580

Japan Tobacco, Inc. (Japan)	7,600	242,205

JM Smucker Co. (The)	3,700	366,892

Kao Corp. (Japan)	9,800	320,646

Koninklijke Ahold NV (Netherlands)	15,760	241,515

Kraft Foods Group, Inc.	15,300	788,409

Kuala Lumpur Kepong Bhd (Malaysia)	1,700	11,485

Liberty Interactive Corp. Class A †	24,900	532,362

Lorillard, Inc.	11,400	459,990

Maple Leaf Foods, Inc. (Canada)	531	7,182

Molson Coors Brewing Co. Class B	5,000	244,650

Nestle SA (Switzerland)	12,697	918,202

Olam International, Ltd. (Singapore)	3,000	4,170

On Assignment, Inc. †	2,265	57,327

OpenTable, Inc. †	500	31,490

Papa John’s International, Inc. †	911	56,318

Philip Morris International, Inc.	31,295	2,901,359

Pinnacle Foods, Inc. †	2,057	45,686

Prestige Brands Holdings, Inc. †	2,600	66,794

Procter & Gamble Co. (The)	44,917	3,461,304

PT Perusahaan Perkebunan London Sumatra Indonesia
Tbk (Indonesia)	24,500	4,874

Reckitt Benckiser Group PLC (United Kingdom)	6,657	477,225

Robert Half International, Inc.	7,400	277,722

SABMiller PLC (United Kingdom)	3,621	190,587

Smithfield Foods, Inc. †	336	8,897

Spartan Stores, Inc.	1,911	33,538

Suedzucker AG (Germany)	6,229	263,094

Swatch Group AG (The) (Switzerland)	2,174	220,652

Tate & Lyle PLC (United Kingdom)	956	12,347

Tesco PLC (United Kingdom)	13,358	77,442

Toyota Tsusho Corp. (Japan)	16,300	422,326

TrueBlue, Inc. †	8,178	172,883

Tyson Foods, Inc. Class A	513	12,733

Unilever PLC (United Kingdom)	4,950	209,392

United Natural Foods, Inc. †	630	30,996

USANA Health Sciences, Inc. †	494	23,875

Walgreen Co.	21,641	1,031,843

Wilmar International, Ltd. (Singapore)	4,000	11,159

Woolworths, Ltd. (Australia)	11,307	399,090

		21,161,123
Energy (3.4%)
Alpha Natural Resources, Inc. †	11,900	97,699

BP PLC (United Kingdom)	75,546	527,912

Cabot Oil & Gas Corp.	7,600	513,836

Dynamic Asset Allocation Conservative Fund	25

COMMON STOCKS (37.5%)* cont.	Shares	Value

Energy cont.
Caltex Australia, Ltd. (Australia)	15,171	$338,878

Chevron Corp.	8,732	1,037,536

ConocoPhillips	32,369	1,945,377

CVR Energy, Inc. (Escrow) F	2,729	—

Deepocean Group (Shell) (acquired 6/9/11, cost $83,651)
(Norway) ΔΔ	5,759	86,385

Delek US Holdings, Inc.	1,702	67,161

ENI SpA (Italy)	19,427	436,541

EPL Oil & Gas, Inc. †	3,253	87,213

Exxon Mobil Corp.	31,778	2,863,516

Gulfport Energy Corp. †	780	35,747

Helix Energy Solutions Group, Inc. †	6,253	143,069

Helmerich & Payne, Inc.	4,200	254,940

HollyFrontier Corp.	7,700	396,165

Key Energy Services, Inc. †	9,283	75,007

Kodiak Oil & Gas Corp. †	4,970	45,177

Marathon Petroleum Corp.	10,950	981,120

Occidental Petroleum Corp.	21,445	1,680,645

Oceaneering International, Inc.	4,600	305,486

Oil States International, Inc. †	2,600	212,082

ONEOK, Inc.	8,900	424,263

Peabody Energy Corp.	11,000	232,650

Phillips 66	18,284	1,279,331

Repsol YPF SA (Spain)	7,232	146,935

Rosetta Resources, Inc. †	729	34,686

Royal Dutch Shell PLC Class A (United Kingdom)	15,016	485,754

Royal Dutch Shell PLC Class B (United Kingdom)	12,714	422,105

Schlumberger, Ltd.	31,000	2,321,590

Statoil ASA (Norway)	12,577	304,049

Stone Energy Corp. †	2,208	48,024

Swift Energy Co. †	2,820	41,764

Tesoro Corp.	7,794	456,339

Total SA (France)	7,487	358,504

Unit Corp. †	1,054	48,010

Vaalco Energy, Inc. †	11,343	86,093

Valero Energy Corp.	18,300	832,467

W&T Offshore, Inc.	2,026	28,769

Western Refining, Inc.	2,656	94,049

		19,776,874
Financials (6.7%)
3i Group PLC (United Kingdom)	28,436	136,534

AG Mortgage Investment Trust, Inc. R	1,150	29,291

Ageas (Belgium)	7,954	269,017

Agree Realty Corp. R	2,067	62,217

AIA Group, Ltd. (Hong Kong)	61,600	270,003

Alleghany Corp. †	1,200	475,104

Allianz SE (Germany)	2,678	363,705

Allied World Assurance Co. Holdings AG	4,202	389,609

26 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (37.5%)* cont.	Shares	Value

Financials cont.
American Capital Agency Corp. R	10,800	$354,024

American Capital Mortgage Investment Corp. R	1,927	49,813

American Equity Investment Life Holding Co.	4,596	68,434

American Financial Group, Inc.	6,723	318,536

American International Group, Inc. †	33,800	1,312,116

Amtrust Financial Services, Inc.	1,152	39,917

Aon PLC	17,800	1,094,700

Apollo Commercial Real Estate Finance, Inc. R	2,150	37,819

Apollo Residential Mortgage, Inc.	2,081	46,385

Arlington Asset Investment Corp. Class A	1,264	32,624

ARMOUR Residential REIT, Inc. R	6,065	39,604

Ashford Hospitality Trust, Inc. R	6,976	86,223

Associated Banc-Corp.	13,700	208,103

Australia & New Zealand Banking Group, Ltd. (Australia)	8,646	257,813

AvalonBay Communities, Inc. R	2,900	367,343

AXA SA (France)	19,010	326,775

Axis Capital Holdings, Ltd.	8,300	345,446

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	20,969	181,784

Banco Latinoamericano de Exportaciones SA Class E (Panama)	4,276	105,788

Banco Santander Central Hispano SA (Spain)	39,920	268,241

Bank of Kentucky Financial Corp.	1,161	31,846

Bank of Yokohama, Ltd. (The) (Japan)	42,000	243,161

Barclays PLC (United Kingdom)	122,007	539,744

Berkshire Hathaway, Inc. Class B †	5,000	521,000

BofI Holding, Inc. †	3,231	115,928

Cardinal Financial Corp.	3,661	66,557

CBL & Associates Properties, Inc. R	7,089	167,300

Chimera Investment Corp. R	53,891	171,912

CIT Group, Inc. †	12,400	539,152

Citizens & Northern Corp.	2,324	45,318

Citizens Republic Bancorp, Inc. †	2,153	48,550

City National Corp.	3,900	229,749

CNO Financial Group, Inc.	4,802	54,983

Commonwealth Bank of Australia (Australia)	11,064	786,419

CoreLogic, Inc. †	15,700	406,002

Credit Acceptance Corp. †	649	79,269

Credit Agricole SA (France) †	27,305	224,916

Credit Suisse Group AG (Switzerland)	5,228	137,185

CYS Investments, Inc. R	3,669	43,074

DBS Group Holdings, Ltd. (Singapore)	18,000	232,861

Deutsche Bank AG (Germany)	6,599	257,278

Dexus Property Group (Australia)	232,948	253,634

Discover Financial Services	19,300	865,412

Dynex Capital, Inc. R	5,392	57,587

E*Trade Financial Corp. †	2,644	28,317

Eagle Bancorp, Inc. †	1,773	38,811

East West Bancorp, Inc.	3,035	77,908

Eaton Vance Corp.	8,600	359,738

Dynamic Asset Allocation Conservative Fund	27

COMMON STOCKS (37.5%)* cont.	Shares	Value

Financials cont.
EPR Properties R	769	$40,026

Federal Realty Investment Trust R	2,200	237,688

Fidelity National Financial, Inc. Class A	15,600	393,588

Fifth Third Bancorp	51,400	838,334

Financial Institutions, Inc.	2,403	47,964

First Community Bancshares Inc.	2,372	37,596

First Industrial Realty Trust † R	2,352	40,290

Flushing Financial Corp.	2,492	42,214

Genworth Financial, Inc. Class A †	60,441	604,410

Glimcher Realty Trust R	4,335	50,286

Goldman Sachs Group, Inc. (The)	13,900	2,045,385

Hang Seng Bank, Ltd. (Hong Kong)	16,500	265,064

Hanmi Financial Corp. †	4,828	77,248

Hatteras Financial Corp. R	4,100	112,463

Health Care REIT, Inc. R	7,500	509,325

Heartland Financial USA, Inc.	1,614	40,786

Heritage Financial Group, Inc.	2,151	31,146

HFF, Inc. Class A	6,385	127,253

HSBC Holdings, PLC (United Kingdom)	66,840	713,459

Insurance Australia Group, Ltd. (Australia)	81,774	487,476

Invesco Mortgage Capital, Inc. R	1,874	40,085

Investor AB Class B (Sweden)	7,511	216,920

Investors Real Estate Trust R	5,234	51,660

iStar Financial, Inc. † R	4,401	47,927

Jones Lang LaSalle, Inc.	355	35,291

Joyo Bank, Ltd. (The) (Japan)	42,000	235,130

JPMorgan Chase & Co.	69,390	3,293,249

Lexington Realty Trust R	10,389	122,590

LTC Properties, Inc. R	2,585	105,287

Maiden Holdings, Ltd. (Bermuda)	4,014	42,508

MainSource Financial Group, Inc.	3,596	50,488

MFA Financial, Inc. R	5,958	55,529

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	52,200	309,424

Muenchener Rueckversicherungs AG (Germany)	1,452	271,556

Nasdaq OMX Group, Inc. (The)	10,400	335,920

National Financial Partners Corp. †	1,952	43,783

National Health Investors, Inc. R	1,531	100,204

Nationstar Mortgage Holdings, Inc. †	2,634	97,195

Nelnet, Inc. Class A	2,167	73,245

Northern Trust Corp.	10,000	545,600

Ocwen Financial Corp. †	1,331	50,472

One Liberty Properties, Inc. R	2,449	53,192

Oriental Financial Group (Puerto Rico)	2,232	34,618

Pacific Premier Bancorp, Inc. †	2,356	30,981

PartnerRe, Ltd.	4,655	433,427

Peoples Bancorp, Inc.	2,240	50,154

PHH Corp. †	1,996	43,832

PNC Financial Services Group, Inc.	18,000	1,197,000

28 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (37.5%)* cont.	Shares	Value

Financials cont.
Popular, Inc. (Puerto Rico) †	10,698	$295,372

Portfolio Recovery Associates, Inc. †	804	102,044

Protective Life Corp.	8,764	313,751

Prudential PLC (United Kingdom)	20,288	328,303

PS Business Parks, Inc. R	1,612	127,219

Public Storage R	4,000	609,280

Republic Bancorp, Inc. Class A	1,508	34,141

Resona Holdings, Inc. (Japan)	80,900	419,389

Security National Financial Corp. Class A †	2,689	19,307

Select Income REIT R	3,889	102,864

Simon Property Group, Inc. R	7,400	1,173,344

St. Joe Co. (The) †	7,946	168,853

Standard Chartered PLC (United Kingdom)	7,886	204,120

Standard Life PLC (United Kingdom)	41,139	228,344

Starwood Property Trust, Inc. R	1,400	38,864

State Street Corp.	17,500	1,034,075

Stewart Information Services Corp.	1,183	30,131

Sumitomo Mitsui Financial Group, Inc. (Japan)	5,300	212,541

Summit Hotel Properties, Inc. R	6,569	68,777

Sun Communities, Inc. R	1,057	52,142

Swedbank AB Class A (Sweden)	20,623	469,010

Symetra Financial Corp.	4,018	53,881

Synovus Financial Corp.	69,100	191,407

Tanger Factory Outlet Centers R	3,700	133,866

Tokyu Land Corp. (Japan)	66,000	614,883

Toronto-Dominion Bank (Canada)	4,825	401,778

UBS AG (Switzerland)	14,004	214,640

Universal Health Realty Income Trust R	606	34,972

Validus Holdings, Ltd.	8,092	302,398

Virtus Investment Partners, Inc. †	369	68,737

Vornado Realty Trust R	5,500	460,020

WageWorks, Inc. †	1,556	38,947

Walker & Dunlop, Inc. †	2,735	49,148

Walter Investment Management Corp. †	3,223	120,057

Washington Banking Co.	2,787	38,851

Wells Fargo & Co.	14,783	546,823

Westfield Group (Australia)	18,543	209,893

Westpac Banking Corp. (Australia)	9,920	319,080

Wheelock and Co., Ltd. (Hong Kong)	65,000	346,519

World Acceptance Corp. †	510	43,794

		39,091,412
Health care (4.7%)
Accuray, Inc. †	6,846	31,765

Alere, Inc. †	4,530	115,651

Align Technology, Inc. †	1,041	34,884

Amedisys, Inc. †	3,830	42,590

AmerisourceBergen Corp.	14,800	761,460

Amgen, Inc.	17,000	1,742,670

Dynamic Asset Allocation Conservative Fund 29

COMMON STOCKS (37.5%)* cont.	Shares	Value

Health care cont.
AmSurg Corp. †	1,589	$53,454

AstraZeneca PLC (United Kingdom)	7,022	352,043

athenahealth, Inc. †	508	49,296

Bayer AG (Germany)	4,618	476,349

Bio-Reference Labs, Inc. †	571	14,835

BioMarin Pharmaceuticals, Inc. †	743	46,259

Bristol-Myers Squibb Co.	38,500	1,585,815

Celgene Corp. †	11,000	1,275,010

Centene Corp. †	489	21,536

CIGNA Corp.	15,900	991,683

Coloplast A/S Class B (Denmark)	5,425	291,844

Community Health Systems, Inc.	1,217	57,674

Computer Programs & Systems, Inc.	398	21,536

Conmed Corp.	3,207	109,230

CSL, Ltd. (Australia)	4,782	296,131

Cubist Pharmaceuticals, Inc. †	2,009	94,061

Cyberonics, Inc. †	498	23,311

Elan Corp. PLC ADR (Ireland) †	2,775	32,745

Eli Lilly & Co.	23,553	1,337,575

Endo Health Solutions, Inc. †	1,920	59,059

Gentium SpA ADR (Italy) †	1,681	13,851

Gilead Sciences, Inc. †	34,400	1,683,192

GlaxoSmithKline PLC (United Kingdom)	18,905	441,937

Greatbatch, Inc. †	4,029	120,346

Haemonetics Corp. †	1,158	48,242

HCA Holdings, Inc.	11,200	455,056

Health Net, Inc. †	1,496	42,816

HealthSouth Corp. †	2,876	75,840

Hi-Tech Pharmacal Co., Inc.	714	23,641

Hill-Rom Holdings, Inc.	2,374	83,612

Impax Laboratories, Inc. †	3,333	51,462

Insulet Corp. †	1,262	32,635

Jazz Pharmaceuticals PLC †	3,697	206,699

Johnson & Johnson	11,209	913,870

Lexicon Pharmaceuticals, Inc. †	6,714	14,637

Magellan Health Services, Inc. †	570	27,115

McKesson Corp.	11,900	1,284,724

MedAssets, Inc. †	4,379	84,296

Medicines Co. (The) †	2,554	85,355

Merck & Co., Inc.	5,488	242,734

Novartis AG (Switzerland)	6,476	460,135

Novo Nordisk A/S Class B (Denmark)	3,663	595,134

Obagi Medical Products, Inc. †	5,977	118,046

Omega Healthcare Investors, Inc. R	4,012	121,804

Orion OYJ Class B (Finland)	5,807	152,522

Otsuka Holdings Company, Ltd. (Japan)	11,700	410,156

PDL BioPharma, Inc.	5,775	42,215

Pfizer, Inc.	123,569	3,566,201

30 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (37.5%)* cont.	Shares	Value

Health care cont.
Pharmacyclics, Inc. †	272	$21,872

PharMerica Corp. †	3,054	42,756

Providence Service Corp. (The) †	5,510	101,880

Questcor Pharmaceuticals, Inc.	533	17,344

Roche Holding AG-Genusschein (Switzerland)	3,548	825,985

RTI Biologics, Inc. †	7,199	28,364

Salix Pharmaceuticals, Ltd. †	3,816	195,303

Sanofi (France)	4,666	474,123

Santarus, Inc. †	1,561	27,052

Spectrum Pharmaceuticals, Inc.	3,201	23,879

St. Jude Medical, Inc.	18,500	748,140

STAAR Surgical Co. †	9,455	53,232

Steris Corp.	1,070	44,523

Suzuken Co., Ltd. (Japan)	3,100	115,260

TearLab Corp. †	3,540	24,426

Trinity Biotech PLC ADR (Ireland)	1,877	31,684

Triple-S Management Corp. Class B (Puerto Rico) †	1,255	21,862

United Therapeutics Corp. †	3,209	195,332

Ventas, Inc. R	8,200	600,240

ViroPharma, Inc. †	3,309	83,254

Warner Chilcott PLC Class A	15,688	212,572

WellCare Health Plans, Inc. †	2,285	132,439

WellPoint, Inc.	17,300	1,145,779

Zimmer Holdings, Inc.	10,200	767,244

		27,251,284
Technology (6.0%)
Acacia Research Corp. †	665	20,063

Accenture PLC Class A	24,100	1,830,877

Actuate Corp. †	12,206	73,236

Acxiom Corp. †	4,299	87,700

Anixter International, Inc.	688	48,105

AOL, Inc. †	13,800	531,162

Apple, Inc.	23,617	10,453,593

ASML Holding NV (Netherlands)	3,417	229,823

Aspen Technology, Inc. †	1,563	50,469

Avnet, Inc. †	7,100	257,020

BMC Software, Inc. †	13,800	639,354

Bottomline Technologies, Inc. †	1,946	55,480

Broadcom Corp. Class A	15,200	526,984

Brocade Communications Systems, Inc. †	41,138	237,366

Cap Gemini SA (France)	4,470	203,410

Cisco Systems, Inc.	98,239	2,054,177

Commvault Systems, Inc. †	939	76,979

Cornerstone OnDemand, Inc. †	960	32,736

CSG Systems International, Inc. †	905	19,177

Cypress Semiconductor Corp. †	14,300	157,729

EMC Corp. †	44,000	1,051,160

EnerSys †	2,450	111,671

Dynamic Asset Allocation Conservative Fund	31

COMMON STOCKS (37.5%)* cont.	Shares	Value

Technology cont.
Entegris, Inc. †	5,899	$58,164

FEI Co.	1,065	68,746

First Solar, Inc. †	612	16,500

Gemalto NV (Netherlands)	2,317	202,112

GenMark Diagnostics, Inc. †	2,110	27,261

Google, Inc. Class A †	2,380	1,889,791

IBM Corp.	4,895	1,044,104

Infoblox, Inc. †	1,921	41,686

InnerWorkings, Inc. †	2,816	42,634

Integrated Silicon Solutions, Inc. †	7,234	66,336

IntraLinks Holdings, Inc. †	8,342	53,055

Ixia †	1,488	32,200

Konica Minolta Holdings, Inc. (Japan)	25,000	182,716

L-3 Communications Holdings, Inc.	4,600	372,232

Lam Research Corp. †	7,500	310,950

Lexmark International, Inc. Class A	7,621	201,194

LivePerson, Inc. †	2,228	30,256

Manhattan Associates, Inc. †	1,041	77,336

Mantech International Corp. Class A	2,761	74,188

Marvell Technology Group, Ltd.	25,200	266,616

Mentor Graphics Corp. †	5,804	104,762

Microsemi Corp. †	1,421	32,925

Microsoft Corp.	91,939	2,630,375

MicroStrategy, Inc. Class A †	384	38,815

MTS Systems Corp.	1,029	59,836

NEC Corp. (Japan) †	182,000	473,681

Netscout Systems, Inc. †	1,914	47,027

NIC, Inc.	2,273	43,551

NTT Data Corp. (Japan)	34	113,231

NVIDIA Corp.	24,200	310,244

Omnivision Technologies, Inc. †	3,350	46,163

Oracle Corp.	85,186	2,754,915

Oracle Corp. Japan (Japan)	4,800	217,220

Perficient, Inc. †	3,081	35,924

Photronics, Inc. †	5,686	37,982

Plantronics, Inc.	959	42,378

Polycom, Inc. †	6,283	69,616

Procera Networks, Inc. †	2,482	29,511

PTC, Inc. †	1,842	46,953

QLIK Technologies, Inc. †	1,420	36,679

Quantum Corp. †	29,278	37,476

RF Micro Devices, Inc. †	17,340	92,249

Riverbed Technology, Inc. †	10,500	156,555

Rockwell Automation, Inc.	6,100	526,735

Rovi Corp. †	5,064	108,420

Rudolph Technologies, Inc. †	4,502	53,034

Safeguard Scientifics, Inc. †	2,574	40,669

SAP AG (Germany)	1,304	104,471

32 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (37.5%)* cont.	Shares	Value

Technology cont.
SciQuest, Inc. †	996	$23,944

Semtech Corp. †	2,117	74,921

Silicon Graphics International Corp. †	1,643	22,591

Silicon Image, Inc. †	9,295	45,174

Softbank Corp. (Japan)	5,900	272,014

Sourcefire, Inc. †	717	42,468

Sparton Corp. †	2,071	27,751

SS&C Technologies Holdings, Inc. †	1,820	54,564

Symantec Corp. †	42,800	1,056,304

Tangoe, Inc. †	1,491	18,473

Teradyne, Inc. †	14,590	236,650

Tyler Technologies, Inc. †	997	61,076

Ultimate Software Group, Inc. †	846	88,119

Ultra Clean Holdings, Inc. †	5,323	34,600

Western Digital Corp.	8,100	407,268

		34,563,662
Transportation (0.5%)
Aegean Marine Petroleum Network, Inc. (Greece)	9,228	61,920

Alaska Air Group, Inc. †	722	46,179

Central Japan Railway Co. (Japan)	5,500	579,593

ComfortDelgro Corp., Ltd. (Singapore)	82,000	126,437

Con-way, Inc.	2,784	98,025

Delta Air Lines, Inc. †	38,900	642,239

International Consolidated Airlines Group SA (Spain) †	36,633	140,874

Quality Distribution, Inc. †	5,667	47,659

SkyWest, Inc.	3,312	53,158

Southwest Airlines Co.	35,900	483,932

Swift Transportation Co. †	7,364	104,422

TAL International Group, Inc.	2,282	103,397

Universal Truckload Services, Inc.	371	8,655

Wabtec Corp.	2,500	255,275

		2,751,765
Utilities and power (1.2%)
AES Corp.	29,129	366,152

American Electric Power Co., Inc.	17,200	836,436

American Water Works Co., Inc.	7,900	327,376

Chubu Electric Power Co., Inc. (Japan)	3,200	39,195

CMS Energy Corp.	11,600	324,104

DTE Energy Co.	6,900	471,546

Enel SpA (Italy)	54,850	179,008

Entergy Corp.	7,200	455,328

GDF Suez (France)	12,000	231,041

Kansai Electric Power, Inc. (Japan)	36,500	359,824

Kinder Morgan, Inc.	16,600	642,088

OGE Energy Corp.	4,600	321,908

PG&E Corp.	15,600	694,668

PPL Corp.	21,600	676,296

Red Electrica Corporacion SA (Spain)	6,454	324,718

UGI Corp.	5,800	222,662

United Utilities Group PLC (United Kingdom)	28,634	308,250

		6,780,600

Total common stocks (cost $173,629,427)		$217,490,210

Dynamic Asset Allocation Conservative Fund	33

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (24.9%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (5.4%)
Government National Mortgage Association Pass-Through Certificates
3s, TBA, May 1, 2043	$15,000,000	$15,621,093
3s, TBA, April 1, 2043	15,000,000	15,662,109

		31,283,202
U.S. Government Agency Mortgage Obligations (19.5%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
3s, TBA, April 1, 2043	1,000,000	1,026,641

Federal National Mortgage Association Pass-Through Certificates
7s, March 1, 2018	121,719	133,313
5s, TBA, April 1, 2043	41,000,000	44,420,938
4s, TBA, April 1, 2043	37,000,000	39,445,471
3 1/2s, TBA, April 1, 2028	19,000,000	20,142,968
3s, TBA, May 1, 2043	4,000,000	4,113,906
3s, TBA, April 1, 2043	4,000,000	4,124,688

		113,407,925

Total U.S. government and agency mortgage obligations (cost $144,535,948)		$144,691,127

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Bonds 6 1/8s, November 15, 2027 [i]	$106,000	$157,117

Total U.S. treasury obligations (cost $157,117)		$157,117

CORPORATE BONDS AND NOTES (24.3%)*	Principal amount	Value

Basic materials (1.7%)
Agrium, Inc. sr. unsec. notes 3.15s, 2022 (Canada)	$30,000	$28,992

Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s,
2017 (Canada)	40,000	43,604

Airgas, Inc. sr. unsec. unsub. notes 3 1/4s, 2015	460,000	485,482

Allegheny Technologies, Inc. sr. unsec. unsub. notes
9 3/8s, 2019	95,000	122,301

Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	60,000	67,079

ArcelorMittal sr. unsec. bonds 10.35s, 2019 (France)	490,000	620,227

ArcelorMittal sr. unsec. unsub. notes 7 1/2s, 2039 (France)	40,000	41,100

Ashland, Inc. 144A company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	227,000	230,973

Ashland, Inc. 144A sr. unsec. notes 4 3/4s, 2022	80,000	81,000

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018	220,000	241,450

Axiall Corp. 144A company guaranty sr. unsec. notes
4 7/8s, 2023	10,000	10,175

Boise Cascade LLC/Boise Cascade Finance Corp. 144A sr.
unsec. notes 6 3/8s, 2020 (United Kingdom)	30,000	31,725

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)	60,000	60,150

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	120,000	130,800

Cemex Finance, LLC 144A company guaranty sr. bonds
9 1/2s, 2016	100,000	108,250

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	280,000	346,921

34 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Basic materials cont.
CF Industries, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2018	$210,000	$251,612

Compass Minerals International, Inc. company guaranty sr.
unsec. notes 8s, 2019	195,000	211,575

Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	140,000	140,246

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019	105,000	141,138

E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021	315,000	345,547

Eagle Spinco, Inc. 144A company guaranty sr. unsec. notes
4 5/8s, 2021	10,000	10,175

Eastman Chemical Co. sr. unsec. notes 4.8s, 2042	85,000	88,255

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022	55,000	57,129

Eastman Chemical Co. sr. unsec. unsub. notes 2.4s, 2017	125,000	129,752

Edgen Murray Corp. 144A company guaranty sr. notes
8 3/4s, 2020	55,000	57,063

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)	35,000	36,437

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	150,000	155,625

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)	70,000	75,513

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)	105,000	110,513

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)	60,000	62,850

Graphic Packaging International, Inc. company guaranty sr.
unsec. notes 4 3/4s, 2021	15,000	15,225

HD Supply, Inc. company guaranty sr. unsec. sub. notes
10 1/2s, 2021	55,000	57,200

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020	145,000	171,825

HD Supply, Inc. 144A sr. unsec. notes 7 1/2s, 2020	85,000	89,463

Hexion U.S. Finance Corp. company guaranty sr. notes
6 5/8s, 2020	35,000	35,088

Hexion U.S. Finance Corp. 144A sr. notes 6 5/8s, 2020	30,000	30,075

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020	60,000	57,000

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018	85,000	87,975

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021	115,000	129,375

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020	110,000	122,925

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	60,000	60,450

Huntsman International, LLC 144A sr. unsec. notes 4 7/8s, 2020	40,000	40,300

IAMGOLD Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2020 (Canada)	115,000	110,688

INEOS Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)	120,000	130,500

Inmet Mining Corp. 144A company guaranty sr. unsec. notes
7 1/2s, 2021 (Canada)	25,000	27,125

Dynamic Asset Allocation Conservative Fund	35

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Basic materials cont.
International Paper Co. sr. unsec. notes 7.95s, 2018	$195,000	$250,963

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	150,000	169,313

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	115,000	130,813

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019	245,000	339,251

LyondellBasell Industries NV sr. unsec. unsub. notes 5s, 2019	565,000	638,450

Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)	33,000	33,369

Momentive Performance Materials, Inc. company guaranty sr.
notes 10s, 2020	40,000	40,000

Momentive Performance Materials, Inc. company guaranty sr.
notes 8 7/8s, 2020	5,000	5,163

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)	60,000	64,500

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	30,000	31,512

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	200,000	225,500

Nufarm Australia Ltd. 144A company guaranty sr. notes 6 3/8s,
2019 (Australia)	30,000	31,725

PetroLogistics LP/Petrologistics Finance Corp. 144A company
guaranty sr. unsec. notes 6 1/4s, 2020	15,000	15,188

PolyOne Corp. 144A sr. unsec. notes 5 1/4s, 2023	85,000	85,638

PQ Corp. 144A sr. notes 8 3/4s, 2018	75,000	80,250

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes
9s, 2019 (Australia)	277,000	381,604

Rock-Tenn Co. company guaranty sr. unsec. unsub.
notes 4.9s, 2022	135,000	146,873

Rock-Tenn Co. company guaranty sr. unsec. unsub. notes
4.45s, 2019	135,000	145,613

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029	175,000	240,156

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020	95,000	107,350

Ryerson, Inc./Joseph T Ryerson & Son, Inc. 144A company
guaranty sr. notes 9s, 2017	80,000	87,400

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	55,000	60,019

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	65,000	65,406

Smurfit Kappa Treasury company guaranty sr. unsec. unsub.
debs 7 1/2s, 2025 (Ireland)	30,000	33,000

Steel Dynamics, Inc. company guaranty sr. unsec. notes
7 5/8s, 2020	15,000	16,650

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
6 3/8s, 2022	15,000	16,200

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
6 1/8s, 2019	25,000	27,000

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2023	10,000	10,050

Taminco Acquisition Corp. 144A sr. unsec. notes 9 1/8s, 2017
(Belgium) ‡‡	45,000	45,169

Taminco Global Chemical Corp. company guaranty sr. sub. notes
Ser. REGS, 9 3/4s, 2020 (Belgium)	10,000	11,125

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s,
2020 (Belgium)	125,000	139,063

36 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.3%)* cont.		Principal amount	Value

Basic materials cont.
Tronox Finance, LLC 144A company guaranty sr. unsec. notes
6 3/8s, 2020		$115,000	$111,550

USG Corp. sr. unsec. notes 9 3/4s, 2018		75,000	88,875

Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty
sr. notes 8 3/4s, 2019		55,000	25,988

Weekley Homes, LLC/Weekley Finance Corp. 144A sr. unsec.
notes 6s, 2023		65,000	66,950

Weyerhaeuser Co. sr. unsec. unsub. debs. 7 1/8s, 2023 R		65,000	80,315

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec.
unsub. bonds 5.8s, 2016 (Canada)		195,000	222,012

			9,958,876
Capital goods (1.2%)
ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020		135,000	145,463

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019		245,000	270,113

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		75,000	77,531

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		40,000	44,650

Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021		150,000	175,313

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017 ‡‡		40,000	42,900

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019		190,000	222,779

Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)		30,000	31,050

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		55,000	63,250

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		200,000	224,000

Consolidated Container Co. LLC/Consolidated Container
Capital, Inc. 144A company guaranty sr. unsec. notes
10 1/8s, 2020		15,000	16,425

Crown Americas LLC/Crown Americas Capital Corp. IV 144A
company guaranty sr. unsec. notes 4 1/2s, 2023		35,000	34,038

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	50,000	69,501

Deere & Co. sr. unsec. unsub. notes 2.6s, 2022		$570,000	574,126

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023		330,000	348,150

Dematic SA/DH Services Luxembourg Sarl 144A company
guaranty sr. unsec. notes 7 3/4s, 2020 (Luxembourg)		120,000	124,800

Exide Technologies sr. notes 8 5/8s, 2018		130,000	111,638

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.6s, 2042		260,000	237,936

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2 1/4s, 2022		160,000	153,953

GrafTech International, Ltd. 144A company guaranty sr. unsec.
notes 6 3/8s, 2020		100,000	103,500

Kratos Defense & Security Solutions, Inc. company guaranty sr.
notes 10s, 2017		80,000	88,000

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)		471,000	630,778

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022		40,000	42,000

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023		40,000	39,650

Milacron LLC/Mcron Finance Corp. 144A sr. unsec. notes
7 3/4s, 2021		15,000	15,506

Dynamic Asset Allocation Conservative Fund	37

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Capital goods cont.
Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016	$185,000	$188,238

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017	135,000	144,788

Raytheon Co. sr. unsec. notes 4 7/8s, 2040	195,000	214,995

Rexel SA 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2019 (France)	200,000	211,500

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
7 1/8s, 2019	50,000	53,688

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
5 3/4s, 2020	55,000	56,031

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9s, 2019	120,000	126,900

Staples, Inc. sr. unsec. unsub. notes 2 3/4s, 2018	245,000	247,918

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	165,000	181,294

Terex Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	25,000	26,656

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	125,000	131,719

Thermadyne Holdings Corp. company guaranty sr.
notes 9s, 2017	175,000	190,750

Thermon Industries, Inc. company guaranty sr. notes
9 1/2s, 2017	127,000	140,970

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018	125,000	137,188

Triumph Group, Inc. 144A sr. unsec. notes 4 7/8s, 2021	85,000	85,850

United Technologies Corp. sr. unsec. notes 5 3/8s, 2017	437,000	519,031

United Technologies Corp. sr. unsec. unsub. notes 3.1s, 2022	105,000	110,049

		6,654,615
Communication services (2.4%)
Adelphia Communications Corp. escrow bonds zero %, 2013	125,000	938

America Movil SAB de CV company guaranty unsec. unsub.
notes 2 3/8s, 2016 (Mexico)	205,000	211,458

American Tower Corp. sr. unsec. notes 7s, 2017 R	317,000	376,952

AT&T, Inc. sr. unsec. bonds 6.55s, 2039	120,000	148,235

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	926,000	1,110,777

AT&T, Inc. sr. unsec. unsub. notes 3s, 2022	85,000	85,998

AT&T, Inc. 144A sr. unsec. unsub. notes 4.35s, 2045	86,000	79,949

Bresnan Broadband Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 8s, 2018	75,000	81,750

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	255,000	297,075

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	60,000	67,500

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	75,000	84,094

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	115,000	121,469

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	25,000	24,625

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	65,000	72,150

38 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022	$70,000	$75,075

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 5 1/8s, 2023	40,000	38,950

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	60,000	64,650

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	25,000	25,563

Cequel Communications Escrow Capital Corp. 144A sr. unsec.
notes 6 3/8s, 2020	20,000	20,750

Cincinnati Bell, Inc. company guaranty sr. unsec. notes
8 3/8s, 2020	20,000	20,800

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 3/4s, 2018	15,000	14,925

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2017	40,000	42,400

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	145,000	156,419

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	596,000	792,452

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2015	13,000	14,340

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	165,000	193,498

Cricket Communications, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2020	165,000	164,588

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	80,000	87,400

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023	75,000	76,313

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	115,000	132,368

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	60,000	67,500

Deutsche Telekom International Finance BV company guaranty
8 3/4s, 2030 (Netherlands)	163,000	230,811

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	90,000	95,175

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	95,000	112,575

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	135,000	149,850

Equinix, Inc. sr. unsec. notes 7s, 2021	65,000	71,988

France Telecom sr. unsec. unsub. notes 4 1/8s, 2021 (France)	201,000	215,603

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021	35,000	40,163

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	60,000	67,950

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	10,000	11,700

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	55,000	62,563

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024	30,000	30,900

Hughes Satellite Systems Corp. company guaranty sr. notes
6 1/2s, 2019	110,000	120,725

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	90,000	102,938

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	95,000	105,688

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/4s, 2020 (Bermuda)	60,000	65,925

Dynamic Asset Allocation Conservative Fund 39

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Communication services cont.
Intelsat Jackson Holdings SA 144A sr. unsec. notes 6 5/8s,
2022 (Bermuda)	$45,000	$47,644

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/2s, 2017 (Luxembourg)	241,749	256,737

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/4s, 2017 (Luxembourg)	310,000	330,150

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 8 1/8s, 2023 (Luxembourg) ##	125,000	127,031

Intelsat Luxembourg SA 144A sr. unsec. notes 7 3/4s, 2021
(Luxembourg) ##	200,000	203,500

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	135,000	176,801

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 9 3/8s, 2019	80,000	89,696

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 5/8s, 2020	80,000	89,200

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	20,000	22,000

Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub.
notes 7s, 2020	90,000	94,275

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019	25,000	27,906

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes
7 1/4s, 2022	55,000	60,500

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	90,000	98,550

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2023	125,000	127,500

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/4s, 2021	115,000	117,013

NII Capital Corp. company guaranty sr. unsec. unsub.
notes 10s, 2016	80,000	71,800

NII Capital Corp. company guaranty sr. unsec. unsub. notes
8 7/8s, 2019	30,000	22,575

NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021	125,000	90,000

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 11 3/8s, 2019 (Luxembourg)	30,000	31,350

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	5,000	5,738

Quebecor Media, Inc. 144A sr. unsec. notes 5 3/4s,
2023 (Canada)	70,000	71,400

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	354,000	407,875

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	55,000	62,477

Rogers Communications, Inc. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2043 (Canada)	410,000	410,179

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019	10,000	11,025

SBA Telecommunications, Inc. 144A company guaranty sr.
unsec. unsub. notes 5 3/4s, 2020	30,000	31,200

SBA Tower Trust 144A notes 2.933s, 2017	495,000	519,515

40 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Communication services cont.
SES 144A company guaranty sr. unsec. notes 3.6s,
2023 (France)	$162,000	$161,995

Sprint Capital Corp. company guaranty 6 7/8s, 2028	245,000	250,513

Sprint Nextel Corp. sr. notes 8 3/8s, 2017	160,000	186,200

Sprint Nextel Corp. sr. unsec. notes 6s, 2016	190,000	206,150

Sprint Nextel Corp. sr. unsec. unsub. notes 9 1/8s, 2017	85,000	100,513

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020	65,000	71,500

Sprint Nextel Corp. 144A company guaranty sr. unsec.
notes 9s, 2018	215,000	265,794

TCI Communications, Inc. sr. unsec. unsub. notes 7 1/8s, 2028	365,000	493,896

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2039	230,000	271,427

Verizon Communications, Inc. sr. unsec. notes 2.45s, 2022	355,000	334,907

Verizon New Jersey, Inc. company guaranty sr. unsec. unsub.
bonds 8s, 2022	165,000	220,315

Verizon Pennsylvania, Inc. company guaranty sr. unsec. bonds
8.35s, 2030	505,000	674,780

Videotron Ltee company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)	110,000	111,650

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	120,000	127,800

Wind Acquisition Finance SA 144A sr. notes 11 3/4s,
2017 (Luxembourg)	320,000	339,200

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2018	70,000	76,650

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017	280,000	319,900

Windstream Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023	50,000	49,625

		14,101,967
Consumer cyclicals (3.7%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	15,000	16,913

ADT Corp. (The) 144A company guaranty sr. unsec. notes
4 7/8s, 2042	262,000	250,375

ADT Corp. (The) 144A company guaranty sr. unsec. notes
3 1/2s, 2022	368,000	363,090

Affinion Group Holdings, Inc. company guaranty sr. unsec. notes
11 5/8s, 2015	15,000	9,525

Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	265,000	209,350

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015	35,000	30,538

AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020	120,000	138,450

American Casino & Entertainment Properties LLC sr.
notes 11s, 2014	114,000	114,855

American Media, Inc. 144A notes 13 1/2s, 2018	7,394	6,026

Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022	45,000	48,938

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	65,000	73,938

Dynamic Asset Allocation Conservative Fund	41

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	$30,000	$32,550

Beazer Homes USA, Inc. company guaranty sr. notes
6 5/8s, 2018	30,000	32,400

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
8 1/8s, 2016	35,000	37,888

Beazer Homes USA, Inc. company guaranty sr. unsec. unsub.
notes 9 1/8s, 2018	10,000	10,750

Beazer Homes USA, Inc. 144A company guaranty sr. unsec.
notes 7 1/4s, 2023	50,000	51,000

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	140,000	140,175

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	125,000	133,750

Building Materials Corp. 144A sr. notes 7s, 2020	45,000	48,825

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	15,000	16,088

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	75,000	81,938

Burlington Coat Factory Warehouse Corp. company guaranty sr.
unsec. notes 10s, 2019	95,000	105,450

Burlington Holdings, LLC/Burlington Holding Finance, Inc. 144A
sr. unsec. notes 9s, 2018 ‡‡	35,000	35,525

Caesars Entertainment Operating Co., Inc. company guaranty
notes 12 3/4s, 2018	5,000	3,900

Caesars Entertainment Operating Co., Inc. company guaranty sr.
notes 10s, 2018	130,000	88,563

Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017	330,000	351,038

Caesars Entertainment Operating Co., Inc. 144A company
guaranty sr. notes 9s, 2020	280,000	281,750

Carmike Cinemas, Inc. company guaranty notes 7 3/8s, 2019	55,000	60,363

CBS Corp. company guaranty sr. unsec. debs. notes
7 7/8s, 2030	160,000	211,543

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9 1/8s, 2019	75,000	76,688

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	35,000	39,200

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. 144A company guaranty sr. unsec. notes 5 1/4s, 2021	55,000	54,656

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	145,000	145,000

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2022	40,000	44,350

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5.7s, 2020	260,000	284,700

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021	110,000	122,788

Cinemark USA, Inc. company guaranty sr. unsec. notes
8 5/8s, 2019	20,000	22,075

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	80,000	89,400

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty notes 10 3/4s, 2017 ‡‡	265,603	293,491

42 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.3%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Clear Channel Communications, Inc. company guaranty sr.
notes 9s, 2021		$60,000	$56,025

Clear Channel Communications, Inc. 144A company guaranty sr.
notes 9s, 2019		170,000	163,413

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 7 5/8s, 2020		170,000	177,438

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		130,000	133,575

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040		13,000	14,484

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2019		200,000	236,875

Entercom Radio, LLC company guaranty sr. unsec. sub. notes
10 1/2s, 2019		130,000	149,500

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020		350,000	389,170

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		305,000	330,925

FelCor Lodging LP 144A sr. notes 5 5/8s, 2023 R		30,000	30,563

Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097		95,000	108,419

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046		140,000	175,920

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		1,240,000	1,566,371

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020		70,000	74,725

Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6 5/8s, 2022 (Canada)	CAD	140,000	143,831

Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		$150,000	163,313

Historic TW, Inc. company guaranty sr. unsec. unsub. bonds
9.15s, 2023		105,000	152,770

Home Depot, Inc. (The) sr. unsec. notes 5.95s, 2041		300,000	381,284

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R		147,000	169,969

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R		68,000	75,480

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡		140,000	144,550

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		90,000	102,375

Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub.
notes 8 7/8s, 2020		70,000	76,125

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		105,000	114,188

Isle of Capri Casinos, Inc. 144A sr. unsec. notes 5 7/8s, 2021		100,000	100,000

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1,
7 1/2s, 2020	EUR	50,000	67,793

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017		$160,000	188,000

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡		45,000	47,250

K Hovnanian Enterprises, Inc. 144A company guaranty notes
9 1/8s, 2020		30,000	33,488

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020		65,000	72,150

Dynamic Asset Allocation Conservative Fund 43

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Lamar Media Corp. company guaranty sr. sub. notes
7 7/8s, 2018	$50,000	$54,438

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022	55,000	59,538

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2023	115,000	119,888

Lennar Corp. 144A company guaranty sr. unsec. notes
4 3/4s, 2022	40,000	39,200

Liberty Interactive, LLC sr. unsec. unsub. notes 8 1/4s, 2030	120,000	132,000

Limited Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2021	90,000	101,700

Limited Brands, Inc. sr. notes 5 5/8s, 2022	45,000	47,700

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	165,000	183,150

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016	47,000	54,581

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042	190,000	197,137

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 4.3s, 2043	500,000	458,300

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
3 7/8s, 2022	85,000	89,490

Marriott International, Inc. sr. unsec. unsub. notes 3s, 2019	350,000	367,750

Mashantucket Western Pequot Tribe 144A bonds Ser. A, 8 1/2s,
2015 (In default) †	175,000	12,250

Masonite International Corp., 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)	120,000	133,200

MGM Resorts International company guaranty sr. unsec. notes
7 5/8s, 2017	100,000	111,000

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	75,000	81,563

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	65,000	75,725

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022	60,000	66,975

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	25,000	26,281

MGM Resorts International 144A company guaranty sr. unsec.
notes 6 3/4s, 2020	70,000	74,200

Michaels Stores, Inc. company guaranty notes 11 3/8s, 2016	52,000	54,406

Michaels Stores, Inc. company guaranty sr. unsec. notes
7 3/4s, 2018	10,000	10,925

MTR Gaming Group, Inc. company guaranty notes
11 1/2s, 2019 ‡‡	272,706	282,932

Navistar International Corp. sr. notes 8 1/4s, 2021	159,000	161,783

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	125,000	130,625

Neiman-Marcus Group, Inc. (The) company guaranty sr. notes
7 1/8s, 2028	15,000	15,488

New Academy Finance Co., LLC/New Academy Finance Corp.
144A sr. unsec. notes 8s, 2018 ‡‡	100,000	103,500

News America Holdings, Inc. company guaranty sr. unsec. debs.
7 3/4s, 2024	300,000	383,850

44 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Consumer cyclicals cont.
News America Holdings, Inc. debs. 7 3/4s, 2045	$363,000	$498,203

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty sr.
unsec. notes 7 3/4s, 2018	30,000	33,300

Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec. notes
4 1/2s, 2020	55,000	54,931

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	130,000	145,600

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	60,000	66,600

Owens Corning company guaranty sr. unsec. notes 9s, 2019	40,000	51,200

Penske Automotive Group, Inc. 144A company guaranty sr. sub.
notes 5 3/4s, 2022	85,000	88,613

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	55,000	60,363

Petco Holdings, Inc. 144A sr. notes 8 1/2s, 2017 ‡‡	55,000	56,856

Pinnacle Entertainment, Inc. company guaranty sr. unsec. notes
8 5/8s, 2017	30,000	31,838

Pulte Group, Inc. company guaranty sr. unsec. notes
7 5/8s, 2017	95,000	111,388

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	160,000	176,800

QVC, Inc. 144A sr. notes 7 3/8s, 2020	115,000	127,329

Realogy Corp. company guaranty sr. unsec. sub. notes
12 3/8s, 2015	55,000	55,138

Realogy Corp. company guaranty sr. unsec. unsub. notes
11 1/2s, 2017	170,000	180,838

Realogy Corp. 144A company guaranty sr. notes 9s, 2020	25,000	29,031

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020	25,000	28,188

Regal Entertainment Group company guaranty sr. unsec. notes
9 1/8s, 2018	130,000	145,925

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	80,000	87,200

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	125,000	145,000

RSI Home Products, Inc. 144A company guaranty notes
6 7/8s, 2018	75,000	76,500

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019	105,000	106,838

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	235,000	258,500

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	95,000	103,075

Schaeffler Finance BV 144A company guaranty sr. notes 8 1/2s,
2019 (Germany)	215,000	245,100

Sealy Mattress Co. 144A company guaranty sr. notes
10 7/8s, 2016	40,000	42,300

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
notes 5 3/8s, 2021	40,000	39,700

Sinclair Television Group, Inc. 144A sr. notes 6 1/8s, 2022	40,000	41,900

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	25,000	25,469

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5 1/4s, 2021	75,000	75,094

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 5/8s, 2022	5,000	5,438

Dynamic Asset Allocation Conservative Fund 45

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 3/8s, 2020	$5,000	$5,375

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2020	85,000	91,694

Stanley Black & Decker, Inc. company guaranty sr. unsec. unsub.
notes 2.9s, 2022	435,000	437,218

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 7 3/4s, 2020	30,000	32,325

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	150,000	160,875

Tempur-Pedic International, Inc. 144A company guaranty sr.
unsec. unsub. notes 6 7/8s, 2020	15,000	16,013

Time Warner Entertainment Co., LP company guaranty sr.
unsec. bonds 8 3/8s, 2033	514,000	710,533

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	115,000	157,226

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021	565,000	637,464

Toyota Motor Credit Corp. sr. unsec. unsub. notes 3.3s, 2022	290,000	306,988

Toys R Us Property Co., LLC company guaranty sr. unsec. notes
10 3/4s, 2017	150,000	161,438

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016	35,000	29,750

Travelport, LLC company guaranty sr. unsec. unsub. notes
9 7/8s, 2014	125,000	125,625

Travelport, LLC 144A sr. notes Ser. B, 6.308s, 2016 ‡‡	26,862	24,713

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec.
notes 9s, 2016	64,000	64,240

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021	30,000	30,450

TRW Automotive, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2014	120,000	125,700

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8 1/2s, 2021	185,000	199,800

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	198,000	267,405

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5s, 2040	120,000	137,514

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 4 7/8s, 2040	655,000	736,664

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	120,000	124,008

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	50,000	53,809

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018	130,000	143,488

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec. notes
10 1/4s, 2016 ‡‡	80,000	82,500

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016	125,000	134,063

		21,618,519
Consumer staples (1.7%)
Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	63,000	87,675

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	500,000	489,962

Anheuser-Busch InBev Worldwide, Inc. company guaranty
unsec. unsub. notes 5 3/8s, 2020	450,000	542,739

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 3/4s, 2020	30,000	35,400

46 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Consumer staples cont.
Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 8 1/4s, 2019	$25,000	$27,719

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. 144A
5 1/2s, 2023	40,000	39,900

Bunge Ltd., Finance Corp. company guaranty sr. unsec. notes
8 1/2s, 2019	10,000	12,890

Bunge Ltd., Finance Corp. company guaranty unsec. unsub.
notes 4.1s, 2016	90,000	96,447

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	140,000	160,825

Cargill, Inc. 144A sr. unsec. notes 4.1s, 2042	315,000	303,120

Carrols Restaurant Group, Inc. company guaranty sr. notes
11 1/4s, 2018	30,000	33,788

CKE, Inc. 144A sr. unsec. notes 10 1/2s, 2016 ‡‡	135,557	144,029

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019	75,000	79,125

Claire’s Stores, Inc. 144A company guaranty sr. notes
6 1/8s, 2020	30,000	30,600

Claire’s Stores, Inc. 144A company guaranty sr. unsec. notes
9 5/8s, 2015	912	920

Claire’s Stores, Inc. 144A sr. notes 9s, 2019	165,000	186,450

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	130,000	147,550

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	45,000	49,163

Corrections Corp. of America 144A sr. unsec. notes
4 5/8s, 2023 R	30,000	30,713

Corrections Corp. of America 144A sr. unsec. notes
4 1/8s, 2020 R	25,000	25,469

Costco Wholesale Corp. sr. unsec. unsub. notes 1.7s, 2019	560,000	562,482

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037	205,000	236,685

Dave & Buster’s, Inc. company guaranty sr. unsec. unsub.
notes 11s, 2018	110,000	124,438

Dean Foods Co. company guaranty sr. unsec. unsub. notes
9 3/4s, 2018	30,000	34,725

Dean Foods Co. company guaranty sr. unsec. unsub.
notes 7s, 2016	115,000	127,363

Del Monte Corp. company guaranty sr. unsec. notes
7 5/8s, 2019	30,000	31,125

Delhaize Group company guaranty sr. unsec. notes 5.7s,
2040 (Belgium)	375,000	365,852

Delhaize Group company guaranty sr. unsec. notes 4 1/8s,
2019 (Belgium)	80,000	84,764

Diageo Investment Corp. company guaranty sr. unsec.
debs. 8s, 2022	135,000	190,742

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018	145,000	165,300

Dole Food Co., Inc. sr. notes 13 7/8s, 2014	21,000	22,365

Dole Food Co., Inc. 144A sr. notes 8s, 2016	35,000	36,400

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	190,000	211,138

General Mills, Inc. sr. unsec. notes 5.65s, 2019	200,000	240,955

Hawk Acquisition Sub, Inc. 144A sr. notes 4 1/4s, 2020	130,000	130,163

Dynamic Asset Allocation Conservative Fund 47

CORPORATE BONDS AND NOTES (24.3%)* cont.		Principal amount	Value

Consumer staples cont.
HDTFS, Inc. company guaranty sr. unsec. notes 6 1/4s, 2022		$55,000	$59,675

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018		75,000	82,781

Hertz Corp. (The) company guaranty sr. unsec. notes
5 7/8s, 2020		45,000	47,475

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s,
2015 (Netherlands)	EUR	70,000	94,742

JBS USA, LLC/JBS USA Finance, Inc. company guaranty sr.
unsec. notes 11 5/8s, 2014		$40,000	44,300

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020		35,000	38,238

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021		140,000	147,000

Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040		350,000	445,062

Kraft Foods Group, Inc. sr. unsec. unsub. notes 5s, 2042		65,000	69,694

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018		60,000	62,850

Landry’s Inc. 144A sr. unsec. notes 9 3/8s, 2020		60,000	64,575

Libbey Glass, Inc. company guaranty sr. notes 6 7/8s, 2020		60,000	64,650

McDonald’s Corp. sr. unsec. bonds 6.3s, 2037		300,000	406,227

McDonald’s Corp. sr. unsec. notes 5.7s, 2039		270,000	347,082

Michael Foods, Inc. company guaranty sr. unsec. notes
9 3/4s, 2018		95,000	105,688

Molson Coors Brewing Co. company guaranty sr. unsec. unsub.
notes 5s, 2042		230,000	243,515

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018		82,000	109,176

Post Holdings, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022		50,000	54,688

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018		250,000	272,500

Revlon Consumer Products Corp. 144A company guaranty sr.
unsec. notes 5 3/4s, 2021		115,000	115,431

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		105,000	108,019

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2017		237,000	248,554

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2020		115,000	129,806

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022		80,000	87,400

Spectrum Brands Holdings, Inc. company guaranty sr. notes
9 1/2s, 2018		160,000	181,200

Tyson Foods, Inc. company guaranty sr. unsec. unsub.
notes 6.6s, 2016		470,000	538,383

United Rentals North America, Inc. company guaranty sr. notes
5 3/4s, 2018		30,000	32,513

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022		85,000	94,775

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2019		125,000	142,500

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2023		20,000	21,450

Wells Enterprises, Inc. 144A sr. notes 6 3/4s, 2020		40,000	42,200

48 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Consumer staples cont.
Wok Acquisition Corp. 144A sr. unsec. notes 10 1/4s, 2020	$15,000	$16,050

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	295,000	323,855

		9,931,035
Energy (2.7%)
Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 4 7/8s, 2023	125,000	123,125

Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021	40,000	42,400

Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022	35,000	37,538

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021	35,000	31,500

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6s, 2019	70,000	64,400

Anadarko Finance Co. company guaranty sr. unsec. unsub.
notes Ser. B, 7 1/2s, 2031	365,000	483,722

Anadarko Petroleum Corp. sr. notes 5.95s, 2016	60,000	69,058

Anadarko Petroleum Corp. sr. unsec. unsub. notes 6.95s, 2019	185,000	232,910

Apache Corp. sr. unsec. unsub. notes 3 1/4s, 2022	265,000	274,882

Apache Corp. sr. unsec. unsub. notes 5.1s, 2040	45,000	48,335

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020	10,000	9,000

Arch Coal, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2019	95,000	85,738

Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp. 144A
company guaranty sr. notes 6 5/8s, 2020	35,000	36,488

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020	50,000	54,375

Aurora USA Oil & Gas Inc., 144A sr. notes 9 7/8s, 2017	85,000	93,288

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 3.2s, 2016 (United Kingdom)	570,000	606,846

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s,
2017 (Canada)	520,000	607,203

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018	160,000	175,200

Cenovus Energy, Inc. sr. unsec. unsub. notes 4.45s,
2042 (Canada)	500,000	492,155

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020	155,000	179,025

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021	35,000	39,638

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023	30,000	30,413

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. 144A company guaranty sr. unsec. unsub. notes
6 5/8s, 2019	110,000	113,300

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022	110,000	119,900

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	30,000	31,125

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	50,000	52,000

Dynamic Asset Allocation Conservative Fund 49

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Energy cont.
Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)	$55,000	$36,163

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	380,000	420,850

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8s, 2017	20,000	21,600

Continental Resources, Inc. company guaranty sr. unsec.
notes 5s, 2022	185,000	196,563

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	230,000	248,975

Crosstex Energy LP/Crosstex Energy Finance Corp. 144A
company guaranty sr. unsec. notes 7 1/8s, 2022	35,000	37,100

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020	109,000	122,353

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	15,000	16,369

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	220,000	209,550

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
9 1/8s, 2017	60,000	64,350

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
6 1/2s, 2021	55,000	56,788

Forbes Energy Services Ltd. company guaranty sr. unsec.
notes 9s, 2019	150,000	145,500

FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2018	69,000	72,278

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
8.146s, 2018 (Russia)	288,000	348,304

Gazprom Via OAO White Nights Finance BV notes 10 1/2s,
2014 (Russia)	1,200,000	1,298,916

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019	180,000	186,300

Gulfport Energy Corp. 144A company guaranty sr. unsec. notes
7 3/4s, 2020	105,000	110,775

Halcon Resources Corp. 144A sr. unsec. notes 8 7/8s, 2021	165,000	177,788

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017	10,000	10,775

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	100,000	108,500

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	140,000	173,931

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	45,000	49,163

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	40,000	52,424

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021	125,000	130,313

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	190,000	214,700

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022	35,000	38,325

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub.
notes 9 1/2s, 2019	160,000	180,800

50 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Energy cont.
Lone Pine Resources Canada, Ltd. company guaranty sr. unsec.
notes 10 3/8s, 2017 (Canada)	$59,000	$52,805

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	125,000	155,422

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	45,000	47,925

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023 (Canada)	40,000	41,600

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016	130,000	101,400

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	90,000	96,075

Noble Holding International, Ltd. company guaranty sr. unsec.
notes 6.05s, 2041	285,000	315,048

Northern Oil and Gas, Inc. company guaranty sr. unsec.
notes 8s, 2020	110,000	114,675

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	60,000	65,850

Offshore Group Investment, Ltd. 144A company guaranty sr.
notes 7 1/2s, 2019 (Cayman Islands)	110,000	116,600

Offshore Group Investment, Ltd. 144A company guaranty sr.
notes 7 1/8s, 2023 (Cayman Islands)	85,000	86,913

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	75,000	85,500

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6 1/2s, 2020	20,000	21,300

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6s, 2018	80,000	85,000

PetroBakken Energy, Ltd. sr. unsec. notes Ser. REGS, 8 5/8s,
2020 (Canada)	30,000	30,600

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	170,000	173,400

Petrohawk Energy Corp. company guaranty sr. unsec. notes
7 1/4s, 2018	335,000	374,847

Petroleos de Venezuela SA sr. unsec. notes 4.9s,
2014 (Venezuela)	1,465,000	1,410,824

Plains Exploration & Production Co. company guaranty sr.
unsec. notes 6 3/4s, 2022	165,000	183,769

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	190,000	193,800

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	85,000	93,500

Range Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2022	40,000	40,800

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	145,000	159,863

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	165,000	182,325

Sabine Pass LNG LP 144A sr. notes 6 1/2s, 2020	40,000	42,100

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020	225,000	239,063

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021	65,000	67,600

Shelf Drilling Holdings Ltd. 144A sr. notes 8 5/8s, 2018	95,000	100,700

Shell International Finance BV company guaranty sr. unsec.
notes 3.1s, 2015 (Netherlands)	585,000	618,105

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	50,000	53,625

Dynamic Asset Allocation Conservative Fund	51

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Energy cont.
SM Energy Co. sr. unsec. notes 6 1/2s, 2021	$45,000	$49,163

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	20,000	22,000

Spectra Energy Capital, LLC sr. notes 8s, 2019	215,000	283,764

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	170,000	199,985

Suburban Propane Partners LP/Suburban Energy Finance Corp.
sr. unsec. notes 7 3/8s, 2021	77,000	84,893

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s,
2019 (Canada)	20,000	21,700

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	120,000	125,700

Weatherford Bermuda company guaranty sr. unsec. notes
9 7/8s, 2039	270,000	388,366

Weatherford International, Inc. company guaranty sr. unsec.
unsub. notes 6.8s, 2037	90,000	99,488

Weatherford International, Inc. company guaranty sr. unsec.
unsub. notes 6.35s, 2017	100,000	114,674

Whiting Petroleum Corp. company guaranty notes 7s, 2014	85,000	88,294

Williams Cos., Inc. (The) notes 7 3/4s, 2031	9,000	11,213

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	30,000	38,334

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	35,000	36,663

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	135,000	141,413

		15,919,701
Financials (5.6%)
Abbey National Treasury Services PLC/London bank guaranty
sr. unsec. unsub. notes FRN 1.881s, 2014 (United Kingdom)	255,000	257,404

ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s,
2017 (Netherlands)	560,000	609,958

ACE Cash Express, Inc. 144A sr. notes 11s, 2019	65,000	64,513

Aflac, Inc. sr. unsec. notes 8 1/2s, 2019	315,000	425,723

Aflac, Inc. sr. unsec. notes 6.9s, 2039	135,000	176,915

Air Lease Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2020	50,000	51,250

Air Lease Corp. sr. unsec. notes 6 1/8s, 2017	90,000	97,425

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	80,000	89,464

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8.3s, 2015	115,000	127,650

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2020	50,000	62,000

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	50,000	61,000

Ally Financial, Inc. unsec. sub. notes 8s, 2018	60,000	71,775

American Express Co. sr. unsec. notes 2.65s, 2022	718,000	703,606

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2068	321,000	432,146

American International Group, Inc. sr. unsec. Ser. MTN,
5.85s, 2018	639,000	748,708

American International Group, Inc. sr. unsec. unsub. notes
4 1/4s, 2014	355,000	371,829

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	235,000	287,001

AXA SA 144A jr. unsec. sub. FRN notes 6.463s, perpetual
maturity (France)	310,000	307,675

52 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Financials cont.
AXA SA 144A jr. unsec. sub. FRN notes 6.379s, 2049 (France)	$255,000	$253,088

Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	390,000	389,002

Bank of America Corp. sr. unsec. notes 5 3/4s, 2017	315,000	364,347

Bank of America Corp. sr. unsec. unsub. notes 6 1/2s, 2016	615,000	708,284

Bank of America NA sub. notes Ser. BKNT, 5.3s, 2017	750,000	840,359

Bank of Montreal sr. unsec. unsub. bonds 2 1/8s, 2013 (Canada)	200,000	200,894

Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes
1.969s, 2017	445,000	459,138

Bank of New York Mellon Corp. (The) 144A sr. unsec. notes
Ser. MTN, 2 1/2s, 2016	65,000	68,028

Barclays Bank PLC unsec. sub. notes 7 5/8s, 2022
(United Kingdom)	700,000	689,836

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	205,000	274,571

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017
(United Kingdom)	420,000	468,138

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	46,000	57,167

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 5.7s, 2014	155,000	167,054

BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017 (France)	190,000	192,664

BNP Paribas SA 144A jr. unsec. sub. FRN notes 5.186s,
perpetual maturity (France)	261,000	250,560

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	140,000	158,457

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020	95,000	103,075

CB Richard Ellis Services, Inc. company guaranty sr. unsec. sub.
notes 11 5/8s, 2017	35,000	37,669

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023	45,000	45,506

CIT Group, Inc. sr. unsec. notes 5s, 2022	90,000	96,101

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	75,000	82,313

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	70,000	75,600

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	90,000	98,775

Citigroup, Inc. sub. notes 5s, 2014	180,000	189,005

Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019	205,000	194,238

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	339,000	400,851

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019	175,000	185,063

GATX Financial Corp. notes 5.8s, 2016	130,000	145,571

GE Capital Trust I unsec. sub. FRB bonds 6 3/8s, 2067	1,450,000	1,537,000

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	525,000	668,269

General Electric Capital Corp. sr. unsec. unsub. notes
3.15s, 2022	150,000	149,041

General Electric Capital Corp. unsec. sub. notes 5.3s, 2021	295,000	338,181

Genworth Financial, Inc. sr. unsec. unsub. notes 7.7s, 2020	440,000	521,007

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	1,105,000	1,381,174

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5 1/8s, 2022	160,000	185,897

HCP, Inc. sr. unsec. unsub. notes 3.15s, 2022 R	335,000	331,816

Health Care REIT, Inc. sr. unsec. unsub. notes 3 3/4s, 2023 R	250,000	251,636

Dynamic Asset Allocation Conservative Fund	53

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Financials cont.
Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	$290,000	$325,333

HSBC Finance Capital Trust IX FRN notes 5.911s, 2035	400,000	403,000

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	310,000	366,834

HSBC USA Capital Trust I 144A jr. bank guaranty unsec. notes
7.808s, 2026	350,000	356,125

Hub International Ltd. 144A company guaranty sr. notes
8 1/8s, 2018	35,000	36,663

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018	195,000	208,650

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	40,000	44,000

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022	110,000	118,663

International Lease Finance Corp. sr. unsec. unsub. notes
4 7/8s, 2015	250,000	262,500

International Lease Finance Corp. sr. unsec. unsub. notes
4 5/8s, 2021	40,000	39,950

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	65,000	68,250

iStar Financial, Inc. sr. unsec. unsub. notes Ser. B, 9s, 2017 R	80,000	89,700

JPMorgan Chase & Co. jr. unsec. sub. FRN notes 7.9s,
perpetual maturity	136,000	156,241

JPMorgan Chase & Co. sr. notes 6s, 2018	336,000	399,286

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	135,000	147,766

Macquarie Bank Ltd. 144A sr. unsec. notes 3.45s,
2015 (Australia)	160,000	166,332

Merrill Lynch & Co., Inc. sr. unsec. notes Ser. MTN, 6 7/8s, 2018	236,000	284,857

MetLife Capital Trust IV 144A jr. sub. debs. 7 7/8s, 2037	385,000	482,213

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	45,000	48,825

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	60,000	64,350

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)	50,000	55,125

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. notes 9 5/8s, 2019	25,000	28,625

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. unsub. notes 6 1/2s, 2021	50,000	52,125

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	425,000	454,644

Neuberger Berman Group LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 7/8s, 2022	65,000	68,900

Neuberger Berman Group LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 5/8s, 2020	45,000	46,800

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020	35,000	36,575

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	55,000	56,788

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	1,129,000	1,143,740

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016	135,000	157,613

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	70,000	79,013

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	267,000	296,141

Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	190,000	209,950

Provident Funding Associates LP/PFG Finance Corp. 144A sr.
notes 10 1/4s, 2017	20,000	22,300

54 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Financials cont.
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
notes 10 1/8s, 2019	$110,000	$119,900

Prudential Financial, Inc. jr. unsec. sub. FRN notes 8 7/8s, 2038	245,000	301,350

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5 5/8s, 2043	141,000	146,288

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5.2s, 2044	157,000	156,608

Rayonier, Inc. company guaranty sr. unsec. unsub. notes
3 3/4s, 2022 R	105,000	105,956

Residential Capital LLC company guaranty jr. notes 9 5/8s, 2015
(In default) †	185,000	201,650

Royal Bank of Scotland PLC (The) sr. unsec. sub. notes 4.7s,
2018 (United Kingdom)	505,000	508,352

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
notes 7 1/8s, 2014 (Russia)	100,000	104,180

Santander Holdings USA, Inc. sr. unsec. unsub. notes
4 5/8s, 2016	93,000	99,452

Santander Issuances S.A. Unipersonal 144A bank guaranty
unsec. sub. notes 5.911s, 2016 (Spain)	300,000	314,763

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Luxembourg)	300,000	319,500

Simon Property Group LP sr. unsec. unsub. notes 5 1/4s, 2016 R	7,000	7,965

Simon Property Group LP sr. unsec. unsub. notes 3 3/8s, 2022 R	155,000	162,098

SLM Corp. sr. notes Ser. MTN, 8s, 2020	130,000	150,800

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018	110,000	130,350

Standard Chartered PLC 144A unsec. sub. notes 3.95s, 2023
(United Kingdom)	395,000	393,396

Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4 1/4s, 2042	435,000	420,276

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R	180,000	189,678

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s,
2035 (Russia)	500,000	539,960

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)	1,887,000	2,080,418

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	500,000	596,905

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	60,000	70,515

Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)	155,000	163,838

Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)	80,000	93,432

Westpac Capital Trust III 144A unsec. sub. FRN notes 5.819s,
perpetual maturity	230,000	232,300

Willis Group North America, Inc. company guaranty
notes 6.2s, 2017	40,000	45,574

ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037	426,000	455,288

		32,394,086
Health care (1.5%)
AbbVie, Inc. 144A company guaranty sr. unsec. notes 2.9s, 2022	525,000	528,119

Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021	55,000	56,788

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	318,000	423,423

Amgen, Inc. sr. unsec. notes 3.45s, 2020	500,000	534,798

AmSurg Corp. 144A company guaranty sr. unsec. unsub. notes
5 5/8s, 2020	75,000	78,938

Dynamic Asset Allocation Conservative Fund	55

CORPORATE BONDS AND NOTES (24.3%)* cont.		Principal amount	Value

Health care cont.
AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037
(United Kingdom)		$99,000	$129,382

Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019		80,000	86,000

Biomet, Inc. 144A sr. unsec. notes 6 1/2s, 2020		120,000	127,350

Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017		115,000	124,488

CDRT Holding Corp. 144A sr. unsec. notes 9 1/4s, 2017 ‡‡		130,000	134,550

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2018		85,000	89,038

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 8s, 2019		40,000	44,300

CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		350,000	391,372

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	100,000	136,697

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$130,000	144,950

Emergency Medical Services Corp. company guaranty sr. unsec.
notes 8 1/8s, 2019		95,000	104,263

Endo Health Solutions, Inc. company guaranty sr. unsec.
notes 7s, 2019		130,000	138,938

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		85,000	93,288

HCA, Inc. sr. notes 6 1/2s, 2020		320,000	360,800

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		30,000	34,538

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		175,000	187,250

Hologic, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2020		25,000	26,594

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr.
unsec. notes 8 3/8s, 2019		90,000	94,613

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020		50,000	52,125

Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡		45,000	48,319

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019		110,000	126,225

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018		190,000	206,150

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty sr.
unsec. notes 12 1/2s, 2019		85,000	84,044

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		85,000	94,456

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R		65,000	71,663

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
6.95s, 2037		60,000	72,298

Service Corporation International sr. notes 7s, 2019		90,000	97,650

Sky Growth Acquisition Corp. 144A company guaranty sr.
unsec. notes 7 3/8s, 2020		190,000	200,925

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019		80,000	85,400

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		35,000	36,444

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015		38,449	38,930

56 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Health care cont.
Teleflex, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2019	$80,000	$86,600

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	125,000	138,750

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019	115,000	129,375

Tenet Healthcare Corp. 144A companycompany guaranty sr.
notes 4 1/2s, 2021	30,000	29,400

Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance
III LLC company guaranty sr. unsec. unsub. notes 3s, 2015
(Netherlands Antilles)	410,000	429,721

United Surgical Partners International, Inc. company guaranty sr.
unsec. unsub. notes 9s, 2020	95,000	107,588

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	380,000	392,747

UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95s, 2042	540,000	507,084

UnitedHealth Group, Inc. sr. unsec. unsub. notes 2 3/4s, 2023	535,000	527,754

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	35,000	37,713

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	25,000	26,859

Valeant Pharmaceuticals International 144A sr. notes
6 3/4s, 2017	35,000	37,581

VPI Escrow Corp. 144A sr. unsec. notes 6 3/8s, 2020	15,000	15,825

Watson Pharmaceuticals, Inc. sr. unsec. notes 4 5/8s, 2042	165,000	167,346

Watson Pharmaceuticals, Inc. sr. unsec. notes 3 1/4s, 2022	135,000	136,336

Watson Pharmaceuticals, Inc. sr. unsec. notes 1 7/8s, 2017	30,000	30,396

WellPoint, Inc. notes 7s, 2019	260,000	325,181

Zoetis, Inc. 144A sr. unsec. notes 3 1/4s, 2023	114,000	116,030

Zoetis, Inc. 144A sr. unsec. notes 1 7/8s, 2018	114,000	114,868

		8,642,260
Technology (1.1%)
Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	50,000	47,625

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	165,000	161,288

Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡	235,000	242,931

Cisco Systems, Inc. company guaranty sr. unsec. unsub. notes
3.15s, 2017	595,000	644,749

CyrusOne LP /CyrusOne Finance Corp. 144A company guaranty
sr. unsec. unsub. notes 6 3/8s, 2022	35,000	36,663

Epicor Software Corp. company guaranty sr. unsec. notes
8 5/8s, 2019	95,000	102,838

Fidelity National Information Services, Inc. company guaranty sr.
unsec. notes 7 7/8s, 2020	60,000	67,650

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021	140,000	151,725

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	170,000	176,800

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	95,000	101,056

First Data Corp. 144A company guaranty sr. unsec. notes
11 1/4s, 2021	80,000	83,200

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	77,000	87,395

Dynamic Asset Allocation Conservative Fund	57

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Technology cont.
Freescale Semiconductor, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	$245,000	$268,888

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014	125,000	130,834

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	183,000	205,207

Honeywell International, Inc. sr. unsec. unsub. notes
5 3/8s, 2041	255,000	316,597

Honeywell International, Inc. sr. unsec. unsub. notes
4 1/4s, 2021	150,000	172,914

IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	675,000	642,874

Infor US, Inc. company guaranty sr. unsec. notes 9 3/8s, 2019	65,000	73,694

Infor US, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2018	50,000	58,750

Iron Mountain, Inc. company guaranty sr. sub. notes
7 3/4s, 2019	45,000	50,006

Iron Mountain, Inc. company guaranty sr. unsec. sub.
notes 8s, 2020	25,000	26,250

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015	119,000	106,505

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	475,000	546,582

Nortel Networks, Ltd. company guaranty sr. unsec. notes
10 3/4s, 2016 (Canada) (In default) †	5,000	5,713

Oracle Corp. sr. unsec. unsub. notes 5 3/8s, 2040	310,000	363,201

Oracle Corp. sr. unsec. unsub. notes 2 1/2s, 2022	200,000	195,688

Pitney Bowes, Inc. sr. unsec. unsub. notes Ser. MTN,
5 1/4s, 2037	420,000	433,693

SunGard Data Systems, Inc. 144A company guaranty sr. sub.
notes 6 5/8s, 2019	65,000	67,113

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	165,000	178,819

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	110,000	120,725

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	40,000	47,394

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	164,000	187,342

		6,102,709
Transportation (0.4%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s,
2018 (Luxembourg)	185,000	198,413

Air Medical Group Holdings, Inc. company guaranty sr. notes
9 1/4s, 2018	207,000	228,476

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	65,000	74,394

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040	300,000	358,866

CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042	470,000	488,934

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	130,381	150,590

FedEx Corp. company guaranty sr. unsec. unsub. notes
2 5/8s, 2022	75,000	73,743

Ryder System, Inc. sr. unsec. unsub. notes 2 1/2s, 2018	335,000	342,957

Swift Services Holdings, Inc. company guaranty sr.
notes 10s, 2018	205,000	234,725

Union Pacific Corp. 144A pass-through certificates 5.214s, 2014	100,000	105,415

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	99,569	108,033

58 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Transportation cont.
Watco Cos LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	$40,000	$41,150

Western Express, Inc. 144A sr. notes 12 1/2s, 2015	25,000	18,250

		2,423,946
Utilities and power (2.3%)
AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017	150,000	176,438

AES Corp. (VA) sr. unsec. unsub. notes 7 3/8s, 2021	200,000	232,000

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	120,000	140,984

Appalachian Power Co. sr. unsec. unsub. notes 4.6s, 2021	245,000	279,034

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	60,000	62,792

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	55,000	74,505

Beaver Valley Funding Corp. sr. bonds 9s, 2017	308,000	312,112

Boardwalk Pipelines LP company guaranty sr. unsec. notes
5 7/8s, 2016	288,000	323,445

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	68,000	75,055

Calpine Corp. 144A sr. notes 7 1/4s, 2017	157,000	166,420

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)	25,000	30,325

Commonwealth Edison Co. 1st mtge. bonds 5.9s, 2036	208,000	264,058

Consolidated Edison Co. of New York sr. unsec. unsub.
notes 4.2s, 2042	205,000	210,920

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	145,000	152,975

Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	435,000	449,148

Dynegy Holdings Escrow, LLC escrow bonds 7 3/4s, 2019	200,000	250

El Paso Corp. sr. unsec. notes 7s, 2017	210,000	240,183

El Paso, LLC sr. notes Ser. GMTN, 7 3/4s, 2032	35,000	39,171

Electricite de France SA 144A sr. unsec. notes 6.95s,
2039 (France)	70,000	91,133

Electricite de France SA 144A sr. unsec. notes 6 1/2s,
2019 (France)	245,000	299,121

Electricite de France SA 144A unsec. sub. FRN notes 5 1/4s,
perpetual maturity (France)	1,180,000	1,171,150

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020	107,000	121,311

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 11 3/4s, 2022	125,000	143,750

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 10s, 2020	75,000	84,375

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020	140,000	161,350

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	140,000	160,109

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	120,000	134,690

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042	375,000	382,621

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. notes 6 7/8s, 2019	40,000	43,800

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022	30,000	33,150

EP Energy/EP Energy Finance, Inc. sr. unsec. notes 9 3/8s, 2020	185,000	213,675

EPE Holdings, LLC/EP Energy Bond Co., Inc. 144A sr. unsec.
notes 8 1/8s, 2017 ‡‡	60,000	62,400

Dynamic Asset Allocation Conservative Fund 59

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Utilities and power cont.
FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	$231,000	$233,629

FirstEnergy Corp. sr. unsec. unsub. notes 2 3/4s, 2018	33,000	33,374

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	170,000	194,650

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	65,000	72,963

ITC Holdings Corp. 144A notes 5 7/8s, 2016	285,000	322,025

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	225,000	262,700

Kansas Gas and Electric Co. bonds 5.647s, 2021	57,282	63,992

Kinder Morgan Energy Partners LP sr. unsec. notes 6.85s, 2020	300,000	376,282

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	430,000	569,829

Narragansett Electric Co./The 144A sr. unsec. notes 4.17s, 2042	330,000	323,914

Nevada Power Co. mtge. notes 7 1/8s, 2019	310,000	401,050

NGPL PipeCo, LLC 144A sr. notes 9 5/8s, 2019	40,000	44,800

NiSource Finance Corp. company guaranty sr. unsec. notes
6 1/8s, 2022	130,000	155,607

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021	265,000	294,813

NSTAR Electric Co. sr. unsec. unsub. notes 2 3/8s,
2022 (Canada)	350,000	343,375

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	125,000	150,970

Pacific Gas & Electric Co. sr. unsec. notes 6.05s, 2034	153,000	191,389

Potomac Edison Co. 144A sr. bonds 5.8s, 2016	985,000	1,117,332

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.2s, 2022	465,000	491,881

PSEG Power, LLC company guaranty sr. unsec. notes
5.32s, 2016	90,000	101,666

Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	215,000	269,489

Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	337,000	361,011

Regency Energy Partners company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	70,000	74,900

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015	5,000	5,508

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty notes 15s, 2021	135,000	33,581

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty sr. unsec. notes 10 1/2s, 2016	395,765	37,598

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	110,000	82,225

Trans-Canada Pipelines, Ltd. jr. unsec. sub. FRN notes 6.35s,
2067 (Canada)	155,000	165,343

Union Electric Co. sr. notes 6.4s, 2017	265,000	320,000

West Penn Power Co. 144A 1st mtge. 5.95s, 2017	45,000	53,304

		13,481,650

Total corporate bonds and notes (cost $129,484,298)		$141,229,364

60 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (5.3%)*	Principal amount	Value

Agency collateralized mortgage obligations (1.1%)
Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 24.975s, 2037	$249,197	$391,553
IFB Ser. 2979, Class AS, 23.528s, 2034	35,828	48,159
IFB Ser. 3072, Class SB, 22.905s, 2035	390,466	607,674
IFB Ser. 3249, Class PS, 21.604s, 2036	375,519	564,126
IFB Ser. 3065, Class DC, 19 1/4s, 2035	290,487	449,041
IFB Ser. 2990, Class LB, 16.426s, 2034	319,826	442,566
IFB Ser. 3708, Class SQ, IO, 6.347s, 2040	1,075,762	164,559
IFB Ser. 3934, Class SA, IO, 6.197s, 2041	2,343,480	442,707
IFB Ser. 4105, Class LS, IO, 5.947s, 2041	475,531	92,700
IFB Ser. 3964, Class SA, IO, 5.797s, 2041	1,167,551	169,295
Ser. 3747, Class HI, IO, 4 1/2s, 2037	116,705	9,967
Ser. 3751, Class MI, IO, 4s, 2034	1,186,526	21,203
Ser. 3391, PO, zero %, 2037	28,738	25,516
Ser. 3300, PO, zero %, 2037	205,034	191,322
Ser. 3206, Class EO, PO, zero %, 2036	19,203	17,652
FRB Ser. 3326, Class WF, zero %, 2035	16,409	16,142

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.675s, 2036	110,576	209,969
IFB Ser. 06-8, Class HP, 23.818s, 2036	256,253	427,153
IFB Ser. 05-45, Class DA, 23.671s, 2035	445,914	731,632
IFB Ser. 05-75, Class GS, 19.637s, 2035	165,160	238,477
IFB Ser. 05-106, Class JC, 19.491s, 2035	97,049	152,456
IFB Ser. 05-83, Class QP, 16.863s, 2034	61,369	83,850
IFB Ser. 12-113, Class CS, IO, 5.946s, 2041	696,513	135,402
Ser. 07-64, Class LO, PO, zero %, 2037	118,938	108,875
Ser. 07-14, Class KO, PO, zero %, 2037	80,366	73,081
Ser. 06-125, Class OX, PO, zero %, 2037	11,414	10,694
Ser. 06-84, Class OT, PO, zero %, 2036	11,997	11,086

Government National Mortgage Association
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	1,898,943	254,211
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	2,727,538	226,058
Ser. 06-36, Class OD, PO, zero %, 2036	8,215	7,566

		6,324,692
Commercial mortgage-backed securities (2.4%)
Banc of America Commercial Mortgage Trust FRB Ser. 06-2,
Class AJ, 5.762s, 2045	1,335,000	1,420,841

Banc of America Commercial Mortgage, Inc. Ser. 06-5, Class A2,
5.317s, 2047	1,667,428	1,666,940

Banc of America Commercial Mortgage, Inc. 144A
Ser. 04-4, Class XC, IO, 0.847s, 2042	4,535,434	46,257
Ser. 04-5, Class XC, IO, 0.698s, 2041	6,042,658	58,487
Ser. 07-5, Class XW, IO, 0.369s, 2051	15,735,379	185,646
Ser. 05-1, Class XW, IO, 0.055s, 2042	14,959,257	3,949

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-PW17, Class AJ, 5.893s, 2050	360,000	345,600
Ser. 04-PR3I, Class X1, IO, 0.96s, 2041	3,016,249	22,622

Dynamic Asset Allocation Conservative Fund	61

MORTGAGE-BACKED SECURITIES (5.3%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class X1, IO, 0.212s, 2038	$9,037,837	$158,162

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5,
Class XC, IO, 0.13s, 2049	67,385,703	987,874

Commercial Mortgage Trust Ser. 07-C9, Class AJ, 5.65s, 2049	550,000	583,770

Commercial Mortgage Trust 144A
FRB Ser. 07-C9, Class AJFL, 0.892s, 2049	298,000	251,244
Pass-Through Certificates Ser. 06-C8, Class XS, IO,
0.156s, 2046	33,995,989	431,544

CS First Boston Mortgage Securities Corp. 144A Ser. 03-C3,
Class AX, IO, 2.06s, 2038	1,513,049	468

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.085s, 2020	497,022	10,934

First Union National Bank-Bank of America Commercial
Mortgage Trust 144A Ser. 01-C1, Class 3, IO, 1.542s, 2033	183,444	33

GE Business Loan Trust 144A Ser. 04-2, Class D, 2.953s, 2032	72,793	40,036

GE Capital Commercial Mortgage Corp. 144A Ser. 05-C3,
Class XC, IO, 0.146s, 2045	147,042,237	551,026

GMAC Commercial Mortgage Securities, Inc. Ser. 05-C1,
Class X1, IO, 0.581s, 2043	10,431,675	116,344

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class E, 5.087s, 2042	219,000	195,458

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	89,199	90,091
Ser. 06-GG6, Class XC, IO, 0.087s, 2038	17,865,551	28,728

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-CB20, Class AJ, 6.08s, 2051	469,500	479,453
Ser. 07-LDPX, Class A3S, 5.317s, 2049	857,000	872,139
FRB Ser. 13-C10, Class D, 4.3s, 2047	212,000	192,114
Ser. 06-LDP8, Class X, IO, 0.538s, 2045	11,342,144	169,644

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 07-CB20, Class B, 6.18s, 2051	267,000	247,402
Ser. 05-CB12, Class X1, IO, 0.341s, 2037	7,250,220	60,184
Ser. 06-LDP6, Class X1, IO, 0.041s, 2043	13,973,235	51,533

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	136,004	137,364
Ser. 99-C1, Class G, 6.41s, 2031	145,590	148,502
Ser. 98-C4, Class H, 5.6s, 2035	215,000	233,175

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C6, Class AJ, 5.452s, 2039	184,000	198,692
Ser. 06-C7, Class A2, 5.3s, 2038	210,152	219,901

LB-UBS Commercial Mortgage Trust 144A
Ser. 05-C2, Class XCL, IO, 0.32s, 2040	23,382,546	134,192
Ser. 06-C7, Class XCL, IO, 0.279s, 2038	14,291,706	246,318
Ser. 05-C7, Class XCL, IO, 0.21s, 2040	23,536,843	119,661

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS, IO,
2.395s, 2028	4,274	—

62 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (5.3%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.85s, 2050	$199,000	$209,818
Ser. 03-KEY1, Class B, 5.334s, 2035	1,863,000	1,898,583

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 0.847s, 2039	6,889,216	68,865
Ser. 05-MCP1, Class XC, IO, 0.189s, 2043	10,229,036	109,921

Mezz Cap Commercial Mortgage Trust 144A
Ser. 06-C4, Class X, IO, 5.343s, 2045	1,752,793	191,580
Ser. 05-C3, Class X, IO, 5.115s, 2044	513,240	45,268
Ser. 07-C5, Class X, IO, 4.594s, 2049	393,502	27,781

Morgan Stanley-Bank of America-Merril Lynch Mortgage Trust
Ser. 13-C7, Class XA, IO, 1.769s, 2046	1,835,281	208,378

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	353,297	52,995

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C34, Class AJ, 5.969s, 2046	173,000	175,785
Ser. 07-C30, Class A3, 5.246s, 2043	182,683	188,162

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 05-C18, Class XC, IO, 0.326s, 2042	18,962,934	97,280
Ser. 06-C26, Class XC, IO, 0.042s, 2045	7,161,883	15,756

WAMU Commercial Mortgage Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2036	44,000	38,720

		14,035,220
Residential mortgage-backed securities (non-agency) (1.8%)
Adjustable Rate Mortgage Trust FRB Ser. 06-2, 3.224s, 2036	1,274,988	1,064,615

American Home Mortgage Assets Ser. 07-5, Class XP, IO, PO,
zero %, 2047	5,699,247	723,804

Barclays Capital, LLC Trust
Ser. 13-RR1, Class 10A2, 16.593s, 2036	308,636	287,032
Ser. 13-RR1, Class 9A4, 10.594s, 2036	100,000	104,373
FRB Ser. 12-RR10, Class 9A2, 2.671s, 2035	100,000	81,000
Ser. 12-RR10, Class 4A2, 2.639s, 2036	100,000	82,250

Barclays Capital, LLC Trust 144A
Ser. 12-RR11, Class 9A3, 21.132s, 2037	21,375	20,092
FRB Ser. 12-RR12, Class 1A3, 13.286s, 2037	416,729	233,368
FRB Ser. 12-RR11, Class 5A3, 13.044s, 2037	169,125	107,395
FRB Ser. 13-RR2, Class 4A2, 9.391s, 2036	160,000	128,000
FRB Ser. 13-RR2, Class 6A2, 7.471s, 2037	466,495	326,127
Ser. 12-RR11, Class 9A2, 4s, 2037	48,159	48,400
Ser. 12-RR12, Class 1A2, 4s, 2037	310,888	313,997
Ser. 12-RR11, Class 3A2, 4s, 2036	570,673	572,100
FRB Ser. 12-RR11, Class 5A2, 4s, 2037	173,955	176,564
FRB Ser. 13-RR2, Class 5A2, 3.518s, 2036	644,256	450,464
FRB Ser. 12-RR12, Class 4A2, 2.859s, 2036	250,000	142,500
Ser. 12-RR11, Class 11A2, 2.6s, 2036	786,695	495,618
Ser. 09-RR7, Class 1A7, IO, 1.83s, 2046	6,688,643	300,989
Ser. 09-RR7, Class 2A7, IO, 1.636s, 2047	7,280,916	300,702

Bear Stearns Mortgage Funding Trust
Ser. 06-AR2, Class 1X, IO, 0.7s, 2046	1,080,210	34,783
Ser. 06-AR3, Class 1X, IO, 0.4s, 2036	816,568	15,025

Dynamic Asset Allocation Conservative Fund 63

MORTGAGE-BACKED SECURITIES (5.3%)* cont.	Principal amount	Value

Residential mortgage-backed securities cont.
Merrill Lynch Alternative Note Asset Ser. 07-OAR5, Class X, IO,
PO, 0.8s, 2047	$846,260	$27,080

Nomura Resecuritization Trust FRB Ser. 11-4RA, Class 1A10,
2.609s, 2036	434,350	269,297

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR13, Class 2A, 2.462s, 2046	1,428,561	1,286,065
FRB Ser. 06-AR1, Class 2A1B, 1.247s, 2046	209,150	180,392
FRB Ser. 05-AR8, Class B1, 0.874s, 2045	1,251,811	588,351
FRB Ser. 05-AR13, Class A1C3, 0.694s, 2045	454,710	356,948
FRB Ser. 05-AR9, Class A1C3, 0.684s, 2045	424,631	369,429

Wells Fargo Mortgage Backed Securities Trust
Ser. 08-1, Class 4A1, 5 3/4s, 2038	783,140	830,147
Ser. 07-12, Class A6, 5 1/2s, 2037	299,300	310,244
Ser. 05-9, Class 2A9, 5 1/4s, 2035	175,000	183,673

		10,410,824

Total mortgage-backed securities (cost $27,374,752)		$30,770,736

FOREIGN GOVERNMENT AND AGENCY

BONDS AND NOTES (1.0%)*	Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)	$155,000	$124,388

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s,
2013 (Argentina)	965,000	956,315

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)	1,795,000	1,512,288

Indonesia (Republic of) 144A notes 5 1/4s, 2042 (Indonesia)	320,000	340,800

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024
(South Africa)	460,000	492,200

Ukraine (Government of) Financing of Infrastructural
Projects State Enterprise 144A govt. guaranty notes 8 3/8s,
2017 (Ukraine)	200,000	202,750

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s,
2013 (Ukraine)	2,300,000	2,311,270

Total foreign government and agency bonds and notes (cost $6,108,095)		$5,940,011

COMMODITY LINKED NOTES (0.8%)*Ω	Principal amount	Value

Deutsche Bank AG/London 144A sr. unsec. notes Ser. A, 1-month
LIBOR less 0.16%, 2013 (Indexed to the DB Custom Commodity Index:
75% S&P GSCI Gold Index TR and 25% S&P GSCI Light Energy Index
TR multiplied by 3) (United Kingdom)	$1,747,000	$1,809,193

Deutsche Bank AG/London 144A sr. unsec. notes Ser. A, 1-month
LIBOR less 0.16%, 2013 (Indexed to the S&P GSCI TR Index multiplied
by 3) (United Kingdom)	444,000	391,830

UBS AG/London 144A notes 1-month LIBOR less 0.10%, 2013
(Indexed to the UBS Custom Commodity Index: 75% S&P GSCI
Gold Index TR and 25% S&P GSCI Light Energy Index TR multiplied
by 3) (Jersey)	1,747,000	1,811,268

UBS AG/London 144A sr. notes, 1-month LIBOR less 0.10%, 2013
(Indexed to the S&P GSCI TR Index multiplied by 3) (Jersey)	444,000	392,004

Total commodity linked notes (cost $4,382,000)		$4,404,295

64 Dynamic Asset Allocation Conservative Fund

INVESTMENT COMPANIES (0.7%)*	Shares	Value

SPDR S&P 500 ETF Trust	25,157	$3,938,328

Total investment companies (cost $2,133,531)		$3,938,328

SENIOR LOANS (0.3%)*[c]	Principal amount	Value

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B1, 5 1/2s, 2017	$29,092	$29,424

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.454s, 2018	250,000	231,438

Emergency Medical Services Corp. bank term loan FRN
Ser. B, 4s, 2018	72,895	73,624

Frac Tech International, LLC bank term loan FRN Ser. B,
8 1/2s, 2016	59,954	56,832

Intelsat SA bank term loan FRN 3.205s, 2014 (Luxembourg)	460,000	459,569

Motor City Casino bank term loan FRN 6s, 2017	134,692	135,702

Neiman Marcus Group, Inc. (The) bank term loan FRN 4s, 2018	120,000	121,050

Springleaf Financial Funding Co. bank term loan FRN Ser. B,
5 1/2s, 2017	130,000	130,731

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.733s, 2017	106,302	75,368

Thomson Learning bank term loan FRN Ser. B, 2.71s, 2014	23,159	17,789

Univision Communications, Inc. bank term loan FRN Ser. C1,
4 3/4s, 2020	64,131	64,484

West Corp. bank term loan FRN Ser. B8, 4 1/4s, 2018	54,717	55,538

Total senior loans (cost $1,445,956)		$1,451,549

PREFERRED STOCKS (0.1%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	349	$345,139

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	4,035	109,752

M/I Homes, Inc. $2.438 pfd. †	2,312	58,031

Total preferred stocks (cost $348,184)		$512,922

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

ArcelorMittal Ser. MTUS, $1.50 cv. pfd. (France)	3,064	$64,221

EPR Properties Ser. C, $1.44 cv. pfd.	5,720	131,388

General Motors Co. Ser. B, $2.375 cv. pfd.	4,439	191,432

United Technologies Corp. $3.75 cv. pfd.	1,100	65,835

Total convertible preferred stocks (cost $458,097)		$452,876

CONVERTIBLE BONDS AND NOTES (0.1%)*	Principal amount	Value

Altra Holdings, Inc. cv. company guaranty sr. unsec. notes
2 3/4s, 2031	$50,000	$59,688

Exide Technologies cv. sr. sub. notes FRN zero %, 2013	89,000	83,660

iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	55,000	64,659

Navistar International Corp. cv. sr. unsec. sub. notes 3s, 2014	59,000	60,217

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	27,000	30,308

Total convertible bonds and notes (cost $268,312)		$298,532

Dynamic Asset Allocation Conservative Fund 65

MUNICIPAL BONDS AND NOTES (—%)*		Principal amount		Value

IL State G.O. Bonds
4.421s, 1/1/15			$135,000	$142,074
4.071s, 1/1/14			35,000	35,784

Total municipal bonds and notes (cost $170,000)				$177,858

WARRANTS (—%)*†	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$48.86	12	$705

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	0.01	34,898	670

Total warrants (cost $7,016)				$1,375

SHORT-TERM INVESTMENTS (29.5%)*	Principal amount/shares	Value

Straight-A Funding, LLC discounted commercial paper with
an effective yield of 0.19%, April 9, 2013	$7,975,000	$7,974,663

Straight-A Funding, LLC discounted commercial paper with
an effective yield of 0.19%, April 4, 2013	3,500,000	3,499,945

U.S. Treasury Bills with an effective yield of 0.18%, May 2, 2013	15,000,000	14,997,636

U.S. Treasury Bills with an effective yield of 0.17%,
May 30, 2013 #	5,000,000	4,998,607

U.S. Treasury Bills with an effective yield of 0.16%,
August 22, 2013 #	10,000,000	9,993,525

Putnam Cash Collateral Pool, LLC 0.19% [d]	54,100	54,100

Putnam Short Term Investment Fund 0.08% L	126,993,878	126,993,878

SSgA Prime Money Market Fund 0.02% P	2,640,000	2,640,000

Total short-term investments (cost $171,152,354)		$171,152,354

TOTAL INVESTMENTS

Total investments (cost $661,655,087)		$722,668,654

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company

66 Dynamic Asset Allocation Conservative Fund

PO	Principal Only
SDR	Swedish Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2012 through March 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $580,425,234.

Ω The value of the commodity linked notes, which are marked-to-market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† Non-income-producing security.

ΔΔ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $86,385, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $294,381,743 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

Dynamic Asset Allocation Conservative Fund	67

FORWARD CURRENCY CONTRACTS at 3/31/13 (aggregate face value $112,961,141) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	British Pound	Sell	6/19/13	$2,923,620	$2,889,563	$(34,057)

	Canadian Dollar	Sell	4/17/13	148,199	150,852	2,653

	Chilean Peso	Buy	4/17/13	501,874	496,968	4,906

	Euro	Sell	6/19/13	428,888	431,052	2,164

	Japanese Yen	Buy	5/15/13	382,500	381,689	811

	Japanese Yen	Sell	5/15/13	382,500	389,376	6,876

	Peruvian New Sol	Buy	4/17/13	504,013	510,395	(6,382)

	Swedish Krona	Sell	6/19/13	3,013,700	3,035,913	22,213

	Swiss Franc	Sell	6/19/13	757,517	764,010	6,493

Barclays Bank PLC

	Australian Dollar	Buy	4/17/13	626,221	623,855	2,366

	Brazilian Real	Buy	4/17/13	581,175	588,818	(7,643)

	British Pound	Sell	6/19/13	126,367	128,755	2,388

	Canadian Dollar	Sell	4/17/13	630,094	642,609	12,515

	Chilean Peso	Buy	4/17/13	772,434	764,622	7,812

	Euro	Sell	6/19/13	279,854	284,929	5,075

	Hong Kong Dollar	Buy	5/15/13	267,393	267,761	(368)

	Indonesian Rupiah	Buy	5/15/13	382,331	382,350	(19)

	Japanese Yen	Buy	5/15/13	991,825	988,491	3,334

	Japanese Yen	Sell	5/15/13	991,825	1,004,427	12,602

	Malaysian Ringgit	Buy	5/15/13	312,793	312,963	(170)

	Mexican Peso	Buy	4/17/13	373,398	357,597	15,801

	New Taiwan Dollar	Buy	5/15/13	76,424	77,648	(1,224)

	New Zealand Dollar	Buy	4/17/13	584,726	575,325	9,401

	New Zealand Dollar	Sell	4/17/13	584,726	571,128	(13,598)

	Norwegian Krone	Sell	6/19/13	119,454	124,051	4,597

	Polish Zloty	Sell	6/19/13	24,477	24,976	499

	Russian Ruble	Buy	6/19/13	208,753	209,688	(935)

	Singapore Dollar	Buy	5/15/13	195,289	195,567	(278)

	South Korean Won	Buy	5/15/13	446,738	454,723	(7,985)

	South Korean Won	Sell	5/15/13	446,738	446,552	(186)

	Swedish Krona	Buy	6/19/13	802,202	809,142	(6,940)

	Swiss Franc	Buy	6/19/13	828,481	832,019	(3,538)

	Turkish Lira	Buy	6/19/13	383,705	386,858	(3,153)

Citibank, N.A.

	Australian Dollar	Buy	4/17/13	2,118,190	2,103,461	14,729

	Brazilian Real	Sell	4/17/13	2,312,300	2,342,061	29,761

	British Pound	Buy	6/19/13	177,401	176,257	1,144

	Canadian Dollar	Sell	4/17/13	405,925	412,409	6,484

	Danish Krone	Buy	6/19/13	750,449	761,747	(11,298)

	Japanese Yen	Buy	5/15/13	1,303,220	1,293,599	9,621

	Japanese Yen	Sell	5/15/13	1,303,220	1,325,363	22,143

68 Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 3/31/13 (aggregate face value $112,961,141) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.

	New Taiwan Dollar	Buy	5/15/13	$1,064	$1,081	$(17)

	New Taiwan Dollar	Sell	5/15/13	1,064	1,068	4

	South Korean Won	Buy	5/15/13	23,998	32,224	(8,226)

	Swedish Krona	Buy	6/19/13	425,177	428,774	(3,597)

	Swiss Franc	Sell	6/19/13	845,880	850,302	4,422

	Thai Baht	Buy	5/15/13	393,253	385,113	8,140

	Turkish Lira	Buy	6/19/13	80,221	83,021	(2,800)

Credit Suisse International

	Australian Dollar	Buy	4/17/13	1,862,438	1,849,675	12,763

	Brazilian Real	Buy	4/17/13	455,791	461,817	(6,026)

	British Pound	Sell	6/19/13	136,544	136,836	292

	Canadian Dollar	Sell	4/17/13	818,739	822,352	3,613

	Chilean Peso	Buy	4/17/13	510,291	505,102	5,189

	Chinese Yuan	Buy	5/15/13	318,044	316,519	1,525

	Czech Koruna	Buy	6/19/13	251,886	257,973	(6,087)

	Czech Koruna	Sell	6/19/13	251,886	258,457	6,571

	Euro	Sell	6/19/13	236,889	241,559	4,670

	Japanese Yen	Buy	5/15/13	1,171,726	1,173,548	(1,822)

	Mexican Peso	Buy	4/17/13	761,470	733,808	27,662

	New Taiwan Dollar	Buy	5/15/13	106,853	108,471	(1,618)

	New Zealand Dollar	Buy	4/17/13	5,935	5,839	96

	Norwegian Krone	Sell	6/19/13	169,844	168,993	(851)

	Philippine Peso	Buy	5/15/13	244,095	245,757	(1,662)

	Polish Zloty	Buy	6/19/13	7,264	6,832	432

	Russian Ruble	Buy	6/19/13	809,422	814,965	(5,543)

	South African Rand	Buy	4/17/13	73,529	75,853	(2,324)

	South Korean Won	Buy	5/15/13	291,485	306,431	(14,946)

	Swedish Krona	Buy	6/19/13	428,333	433,334	(5,001)

	Swiss Franc	Sell	6/19/13	981,799	986,925	5,126

	Turkish Lira	Buy	6/19/13	366,577	369,628	(3,051)

Deutsche Bank AG

	Australian Dollar	Buy	4/17/13	635,998	633,471	2,527

	Brazilian Real	Buy	4/17/13	122,420	123,719	(1,299)

	Canadian Dollar	Sell	4/17/13	665,619	663,946	(1,673)

	Euro	Buy	6/19/13	432,095	434,284	(2,189)

	Euro	Sell	6/19/13	432,095	438,292	6,197

	Japanese Yen	Buy	5/15/13	428,733	427,827	906

	Japanese Yen	Sell	5/15/13	428,733	436,421	7,688

	Mexican Peso	Buy	4/17/13	213,500	200,786	12,714

	Norwegian Krone	Sell	6/19/13	561,337	558,252	(3,085)

	Polish Zloty	Buy	6/19/13	284,391	290,680	(6,289)

	Singapore Dollar	Buy	5/15/13	458,146	458,796	(650)

Dynamic Asset Allocation Conservative Fund 69

FORWARD CURRENCY CONTRACTS at 3/31/13 (aggregate face value $112,961,141) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG cont.

	Singapore Dollar	Sell	5/15/13	$458,146	$454,804	$(3,342)

	South Korean Won	Buy	5/15/13	116,345	124,991	(8,646)

	Swedish Krona	Buy	6/19/13	419,340	422,751	(3,411)

	Swiss Franc	Sell	6/19/13	837,549	841,865	4,316

	Turkish Lira	Buy	6/19/13	269,501	270,290	(789)

Goldman Sachs International

	British Pound	Sell	6/19/13	2,854,209	2,830,166	(24,043)

	Canadian Dollar	Sell	4/17/13	436,431	427,759	(8,672)

	Euro	Sell	6/19/13	1,706,832	1,731,670	24,838

	Japanese Yen	Buy	5/15/13	425,517	424,619	898

	Japanese Yen	Sell	5/15/13	425,517	430,618	5,101

	Norwegian Krone	Sell	6/19/13	419,386	427,372	7,986

HSBC Bank USA, National Association

	Australian Dollar	Sell	4/17/13	146,232	110,483	(35,749)

	British Pound	Sell	6/19/13	2,479,966	2,448,711	(31,255)

	Canadian Dollar	Sell	4/17/13	244,047	244,355	308

	Euro	Sell	6/19/13	618,195	628,857	10,662

	Japanese Yen	Sell	5/15/13	2,175,469	2,237,596	62,127

	Norwegian Krone	Buy	6/19/13	1,280	1,280	—

	Norwegian Krone	Sell	6/19/13	1,280	1,294	14

	Philippine Peso	Buy	5/15/13	259,625	262,013	(2,388)

	Russian Ruble	Buy	6/19/13	632,159	637,111	(4,952)

	South Korean Won	Buy	5/15/13	116,345	124,983	(8,638)

	Swiss Franc	Sell	6/19/13	627,081	632,826	5,745

	Turkish Lira	Buy	6/19/13	133,465	133,519	(54)

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	4/17/13	827,473	817,707	9,766

	Brazilian Real	Buy	4/17/13	508,503	514,573	(6,070)

	British Pound	Sell	6/19/13	892,320	881,732	(10,588)

	Canadian Dollar	Buy	4/17/13	873,453	864,235	9,218

	Canadian Dollar	Sell	4/17/13	873,453	878,566	5,113

	Chilean Peso	Buy	4/17/13	384,868	379,011	5,857

	Chinese Yuan	Buy	5/15/13	318,060	316,732	1,328

	Euro	Sell	6/19/13	3,427,130	3,484,717	57,587

	Japanese Yen	Buy	5/15/13	1,076,186	1,066,716	9,470

	Malaysian Ringgit	Buy	5/15/13	312,728	312,252	476

	Mexican Peso	Buy	4/17/13	489,778	468,337	21,441

	New Taiwan Dollar	Buy	5/15/13	122,401	125,708	(3,307)

	Norwegian Krone	Buy	6/19/13	430,857	430,098	759

	Polish Zloty	Buy	6/19/13	45,567	46,534	(967)

	Russian Ruble	Buy	6/19/13	17,847	17,956	(109)

	South Korean Won	Buy	5/15/13	254,883	259,777	(4,894)

70 Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 3/31/13 (aggregate face value $112,961,141) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A. cont.

	South Korean Won	Sell	5/15/13	$254,883	$254,398	$(485)

	Swedish Krona	Buy	6/19/13	848,286	861,039	(12,753)

	Swiss Franc	Sell	6/19/13	630,772	638,901	8,129

	Turkish Lira	Buy	6/19/13	7,114	9,611	(2,497)

State Street Bank and Trust Co.

	Australian Dollar	Buy	4/17/13	979,426	971,518	7,908

	Australian Dollar	Sell	4/17/13	979,426	969,170	(10,256)

	Brazilian Real	Buy	4/17/13	366,470	371,665	(5,195)

	British Pound	Sell	6/19/13	1,356,934	1,341,180	(15,754)

	Canadian Dollar	Sell	4/17/13	531,984	537,697	5,713

	Chilean Peso	Buy	4/17/13	571,500	565,360	6,140

	Colombian Peso	Buy	4/17/13	500,454	508,874	(8,420)

	Czech Koruna	Buy	6/19/13	133,556	137,089	(3,533)

	Czech Koruna	Sell	6/19/13	133,556	136,133	2,577

	Euro	Sell	6/19/13	986,674	1,000,969	14,295

	Japanese Yen	Sell	5/15/13	1,005,805	1,076,334	70,529

	Mexican Peso	Buy	4/17/13	362,492	346,298	16,194

	Norwegian Krone	Sell	6/19/13	518,254	524,038	5,784

	Polish Zloty	Buy	6/19/13	117,687	120,028	(2,341)

	South Korean Won	Buy	5/15/13	177,955	194,153	(16,198)

	Swedish Krona	Buy	6/19/13	419,723	425,363	(5,640)

	Swiss Franc	Sell	6/19/13	1,067,736	1,078,448	10,712

	Turkish Lira	Buy	6/19/13	10,288	12,812	(2,524)

UBS AG

	Australian Dollar	Buy	4/17/13	625,597	619,369	6,228

	British Pound	Buy	6/19/13	8,002,021	7,901,356	100,665

	Canadian Dollar	Sell	4/17/13	416,159	420,216	4,057

	Chilean Peso	Buy	4/17/13	775,554	769,066	6,488

	Chilean Peso	Sell	4/17/13	775,554	772,765	(2,789)

	Czech Koruna	Buy	6/19/13	131,312	134,776	(3,464)

	Czech Koruna	Sell	6/19/13	131,312	133,801	2,489

	Euro	Buy	6/19/13	432,608	436,276	(3,668)

	Euro	Sell	6/19/13	432,608	436,345	3,737

	Japanese Yen	Buy	5/15/13	882,871	866,591	16,280

	Japanese Yen	Sell	5/15/13	882,871	877,588	(5,283)

	Mexican Peso	Buy	4/17/13	85,616	77,760	7,856

	New Taiwan Dollar	Buy	5/15/13	88,795	90,109	(1,314)

	Norwegian Krone	Sell	6/19/13	388,336	389,863	1,527

	Philippine Peso	Sell	5/15/13	1,110	781	(329)

	Russian Ruble	Buy	6/19/13	17,796	18,168	(372)

	Singapore Dollar	Buy	5/15/13	458,146	458,705	(559)

	Singapore Dollar	Sell	5/15/13	458,146	454,807	(3,339)

Dynamic Asset Allocation Conservative Fund	71

FORWARD CURRENCY CONTRACTS at 3/31/13 (aggregate face value $112,961,141) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG cont.

	Swedish Krona	Buy	6/19/13	$3,314,704	$3,347,006	$(32,302)

	Turkish Lira	Buy	6/19/13	421,571	422,294	(723)

WestPac Banking Corp.

	Australian Dollar	Buy	4/17/13	1,218,848	1,214,083	4,765

	British Pound	Buy	6/19/13	433,478	429,434	4,044

	British Pound	Sell	6/19/13	433,478	429,363	(4,115)

	Canadian Dollar	Sell	4/17/13	647,611	659,537	11,926

	Euro	Buy	6/19/13	3,358,899	3,404,795	(45,896)

	Japanese Yen	Sell	5/15/13	2,682,004	2,751,161	69,157

	Mexican Peso	Buy	4/17/13	262,121	255,040	7,081

	New Zealand Dollar	Buy	4/17/13	584,726	575,395	9,331

	New Zealand Dollar	Sell	4/17/13	584,726	570,729	(13,997)

Total						$425,397

FUTURES CONTRACTS OUTSTANDING at 3/31/13 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	84	$10,634,826	Jun-13	$139,132

Canadian Government Bond
10 yr (Short)	6	797,480	Jun-13	(17,920)

Euro STOXX 50 Index (Long)	361	11,818,587	Jun-13	(49,233)

FTSE 100 Index (Long)	58	5,597,015	Jun-13	(4,944)

MSCI EAFE Index Mini (Short)	198	16,426,080	Jun-13	74,415

NASDAQ 100 Index E-Mini (Short)	108	6,071,760	Jun-13	(59,254)

Russell 2000 Index Mini (Long)	168	15,941,520	Jun-13	154,245

Russell 2000 Index Mini (Short)	58	5,503,620	Jun-13	(141,926)

S&P 500 Index (Long)	1	390,675	Jun-13	7,634

S&P 500 Index E-Mini (Long)	76	5,938,260	Jun-13	115,938

S&P 500 Index E-Mini (Short)	649	50,709,615	Jun-13	(415,527)

S&P Mid Cap 400 Index
E-Mini (Short)	120	13,812,000	Jun-13	(372,515)

S&P/TSX 60 Index (Long)	69	9,901,875	Jun-13	43,197

SPI 200 Index (Short)	27	3,490,691	Jun-13	70,189

Tokyo Price Index (Long)	78	8,604,982	Jun-13	388,239

U.K. Gilt 10 yr (Long)	58	10,467,854	Jun-13	422,509

U.S. Treasury Bond 30 yr (Long)	145	20,947,969	Jun-13	51,592

U.S. Treasury Bond Ultra
30 yr (Long)	41	6,461,344	Jun-13	(43,640)

U.S. Treasury Note 2 yr (Long)	165	36,374,766	Jun-13	(2,891)

U.S. Treasury Note 2 yr (Short)	40	8,818,125	Jun-13	549

U.S. Treasury Note 5 yr (Long)	297	36,844,242	Jun-13	36,209

U.S. Treasury Note 10 yr (Long)	126	16,630,031	Jun-13	24,370

U.S. Treasury Note 10 yr (Short)	165	21,777,422	Jun-13	(32,542)

Total				$387,826

72 Dynamic Asset Allocation Conservative Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/13 (Unaudited)

Counterparty			Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	appreciation/
Floating rate index/Maturity date	date/strike	amount	(depreciation)

Barclays Bank PLC
2.4/3 month USD-LIBOR-BBA/Jun-23 (Written)	Jun-13/2.40	$791,000	$3,441

Citibank, N.A.
2.4/3 month USD-LIBOR-BBA/Jun-23 (Written)	Jun-13/2.40	791,000	3,409

Credit Suisse International
2.4/3 month USD-LIBOR-BBA/Jun-23 (Written)	Jun-13/2.40	791,000	3,385

Deutsche Bank AG
2.4/3 month USD-LIBOR-BBA/Jun-23 (Written)	Jun-13/2.40	791,000	3,528

JPMorgan Chase Bank N.A.
1.9/3 month USD-LIBOR-BBA/
Jun-23 (Purchased)	Jun-13/1.90	5,057,315	(3,945)

(2.4)/3 month USD-LIBOR-BBA/
Jun-23 (Purchased)	Jun-13/2.40	5,057,315	(32,821)

Total			$(23,003)

TBA SALE COMMITMENTS OUTSTANDING at 3/31/13 (proceeds receivable $19,763,477) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3s, April 1, 2043	$4,000,000	4/11/13	$4,124,688

Government National Mortgage Association, 3s,
April 1, 2043	15,000,000	4/18/13	15,662,109

Total			$19,786,797

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/13 (Unaudited)

	Upfront		Payments	Payments	Unrealized
Swap counterparty/	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America N.A.
$38,960,000 E	$(41,178)	6/19/15	0.40%	3 month USD-	$899
				LIBOR-BBA

15,220,000 E	(119,390)	6/19/18	1.00%	3 month USD-	(81,797)
				LIBOR-BBA

6,420,000 E	(142,602)	6/19/23	2.00%	3 month USD-	(86,363)
				LIBOR-BBA

1,110,000 E	(31,805)	6/19/43	3.00%	3 month USD-	(24,080)
				LIBOR-BBA

Credit Suisse International
15,000,000 E	57,155	6/19/18	3 month USD-	1.00%	20,105
			LIBOR-BBA

100,000 E	1,073	6/19/43	3 month USD-	3.00%	377
			LIBOR-BBA

4,000,000 E	47,300	6/19/23	3 month USD-	2.00%	12,260
			LIBOR-BBA

19,000,000 E	23,838	6/19/15	3 month USD-	0.40%	3,319
			LIBOR-BBA

Dynamic Asset Allocation Conservative Fund	73

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/13 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank N.A.
CAD	2,311,000	$—	5/2/15	3 month CAD-BA-	1.6575%	$19,329
				CDOR

Total						$(135,951)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/13 (Unaudited)

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$78,193	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$(374)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,913,721	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(13,935)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

608,924	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(2,912)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

9,134	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(20)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

49,989	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(243)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

30,871	—	1/12/41	5.00% (1 month	Synthetic MBX Index	135
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

496,139	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(2,373)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

9,682	—	1/12/40	5.00% (1 month	Synthetic MBX Index	43
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

688,218	—	1/12/40	4.50% (1 month	Synthetic MBX Index	4,024
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,897,046	—	1/12/41	5.00% (1 month	Synthetic MBX Index	8,325
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

87,165	—	1/12/41	5.00% (1 month	Synthetic MBX Index	383
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

15,843	—	1/12/40	5.00% (1 month	Synthetic MBX Index	70
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

74 Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/13 (Unaudited) cont.
		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$51,929	$—	1/12/40	5.00% (1 month	Synthetic MBX Index	$228
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	37,407	—	1/12/40	5.00% (1 month	Synthetic MBX Index	164
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	8,810	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(23)
				USD-LIBOR	6.00% 30 year Fannie
					Mae pools

	8,802	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(43)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	654,007	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,182)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	304,510	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(784)
				USD-LIBOR	6.00% 30 year Fannie
					Mae pools

	467,172	—	1/12/38	6.50% (1 month	Synthetic MBX Index	2,273
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	217,507	—	1/12/39	6.00% (1 month	Synthetic MBX Index	560
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

Citibank, N.A.
	920,679	—	1/12/41	5.00% (1 month	Synthetic MBX Index	4,040
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	160	—	2/13/14	(3 month USD-	A basket	949,889
				LIBOR-BBA plus	(CGPUTQL2) of
				0.10%)	common stocks

units	3,675	—	2/13/14	3 month USD-	Russell 1000 Total	(555,592)
				LIBOR-BBA minus	Return Index
				0.15%

Goldman Sachs International
	$247,059	—	1/12/39	6.00% (1 month	Synthetic TRS Index	122
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	42,349	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(94)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	96,423	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(461)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	96,880	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(423)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

Dynamic Asset Allocation Conservative Fund	75

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/13 (Unaudited) cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$194,427	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$(930)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

194,427	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(930)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,356,931	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(6,490)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

387,522	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(1,691)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

692,491	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(3,312)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

721,898	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(3,150)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

163,866	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(715)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

54,347	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(260)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,488	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(8)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

109,060	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(476)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,097,114	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(5,930)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

371,666	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,778)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

45,671	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(222)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

54,971	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(267)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,124,932	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(5,380)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,012,233	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,926)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

76 Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/13 (Unaudited) cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$1,094,000	$—	4/3/17	2.3225%	USA Non Revised	$2,276
					Consumer Price
					Index-Urban (CPI-U)

	1,094,000	—	4/4/17	2.35%	USA Non Revised	3,895
					Consumer Price
					Index-Urban (CPI-U)

	1,094,000	—	4/5/17	2.355%	USA Non Revised	4,212
					Consumer Price
					Index-Urban (CPI-U)

	1,094,000	—	4/5/22	2.66%	USA Non Revised	4,146
					Consumer Price
					Index-Urban (CPI-U)

GBP	682,000	—	3/30/17	(3.0925%)	GBP Non-revised UK	16,560
					Retail Price Index

GBP	682,000	—	4/2/17	(3.085%)	GBP Non-revised UK	14,238
					Retail Price Index

GBP	1,364,000	—	9/20/17	2.6625%	GBP Non-revised UK	(92,808)
					Retail Price Index

GBP	682,000	—	9/21/17	2.66%	GBP Non-revised UK	(46,539)
					Retail Price Index

GBP	682,000	—	4/3/17	(3.09%)	GBP Non-revised UK	13,958
					Retail Price Index

JPMorgan Chase Bank N.A.
	$254,657	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(1,110)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

Total						$272,160

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/13 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
DJ CDX NA CMBX	BBB–/P	$1,868	$31,000	5/11/63	300 bp	$(271)
BBB Index

DJ CDX NA CMBX	BBB–/P	3,008	44,000	5/11/63	300 bp	(29)
BBB Index

DJ CDX NA CMBX	BBB–/P	3,828	62,000	5/11/63	300 bp	(452)
BBB Index

DJ CDX NA CMBX	BBB–/P	3,648	64,000	5/11/63	300 bp	(769)
BBB Index

Barclays Bank PLC
DJ CDX NA HY	B+/P	(29,423)	3,923,000	12/20/17	500 bp	141,529
Series 19 Index

DJ CDX NA IG	BBB+/P	(8,189)	2,260,000	6/20/18	100 bp	3,091
Series 20 Index

Dynamic Asset Allocation Conservative Fund	77

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/13 (Unaudited) cont.

		Upfront				Fixed payments
		premium			Termi-	received	Unrealized
Swap counterparty/		received		Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**		amount	date	per annum	(depreciation)

Citibank, N.A.
DJ CDX NA IG	BBB+/P	$(40,467)		$8,290,000	6/20/18	100 bp	$1,140
Series 20 Index

Credit Suisse International
DJ CDX NA HY	B+/P	42,013		16,805,000	12/20/17	500 bp	774,318
Series 19 Index

DJ CDX NA IG	BBB+/P	(25,438)		5,145,000	6/20/18	100 bp	384
Series 20 Index

Deutsche Bank AG
Smurfit Kappa	B+	—	EUR	440,000	9/20/13	715 bp	20,385
Funding, 7 3/4%,
4/1/15

Virgin Media	BB–	—	EUR	690,000	9/20/13	535 bp	21,856
Finance PLC,
8 3/4%, 4/15/14

Virgin Media	BB–	—	EUR	690,000	9/20/13	477 bp	19,199
Finance PLC,
8 3/4%, 4/15/14

Goldman Sachs International
DJ CDX NA IG	BBB+/P	(24,706)		$4,495,000	6/20/18	100 bp	(1,397)
Series 20 Index

JPMorgan Chase Bank N.A.
DJ CDX NA HY	B+/P	(117,488)		7,230,000	12/20/17	500 bp	197,573
Series 19 Index

Total							$1,176,557

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2013. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

78 Dynamic Asset Allocation Conservative Fund

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$10,950,265	$1,500,303	$—

Capital goods	13,085,902	690,357	19,468

Communication services	9,743,094	541,961	—

Conglomerates	4,028,135	82,148	—

Consumer cyclicals	23,153,839	2,318,018	—

Consumer staples	19,169,502	1,990,204	1,417

Energy	19,351,611	425,263	—

Financials	33,628,122	5,463,290	—

Health care	26,429,737	821,547	—

Technology	33,304,800	1,258,862	—

Transportation	2,045,735	706,030	—

Utilities and power	6,381,581	399,019	—

Total common stocks	201,272,323	16,197,002	20,885

Commodity linked notes	—	4,404,295	—

Convertible bonds and notes	—	298,532	—

Convertible preferred stocks	65,835	387,041	—

Corporate bonds and notes	—	141,229,364	—

Foreign government and agency bonds and notes	—	5,940,011	—

Investment companies	3,938,328	—	—

Mortgage-backed securities	—	30,770,736	—

Municipal bonds and notes	—	177,858	—

Preferred stocks	—	512,922	—

Senior loans	—	1,451,549	—

U.S. government and agency mortgage obligations	—	144,691,127	—

U.S. treasury obligations	—	157,117	—

Warrants	—	705	670

Short-term investments	129,633,878	41,518,476	—

Totals by level	$334,910,364	$387,736,735	$21,555

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$425,397	$—

Futures contracts	387,826	—	—

Forward premium swap option contracts	—	(23,003)	—

TBA sale commitments	—	(19,786,797)	—

Interest rate swap contracts	—	69,658	—

Total return swap contracts	—	272,160	—

Credit default contracts	—	1,367,903	—

Totals by level	$387,826	$(17,674,682)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 79

Statement of assets and liabilities 3/31/13 (Unaudited)

ASSETS

Investment in securities, at value, including $34,464 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $534,607,109)	$595,620,676
Affiliated issuers (identified cost $127,047,978) (Notes 1 and 6)	127,047,978

Cash	80,312

Foreign currency (cost $2,690,791) (Note 1)	2,438,935

Dividends, interest and other receivables	3,459,331

Receivable for shares of the fund sold	4,389,209

Receivable for investments sold	711,486

Receivable for sales of delayed delivery securities (Note 1)	19,788,060

Unrealized appreciation on forward premium swap option contracts (Note 1)	13,763

Unrealized appreciation on forward currency contracts (Note 1)	963,547

Unrealized appreciation on OTC swap contracts (Note 1)	2,265,305

Premium paid on OTC swap contracts (Note 1)	580,686

Total assets	757,359,288

LIABILITIES

Payable for investments purchased	1,269,410

Payable for purchases of delayed delivery securities (Note 1)	144,844,084

Payable for shares of the fund repurchased	5,061,004

Payable for compensation of Manager (Note 2)	260,843

Payable for custodian fees (Note 2)	30,350

Payable for investor servicing fees (Note 2)	166,322

Payable for Trustee compensation and expenses (Note 2)	170,573

Payable for administrative services (Note 2)	2,070

Payable for distribution fees (Note 2)	310,538

Payable for variation margin (Note 1)	341,566

Unrealized depreciation on OTC swap contracts (Note 1)	952,539

Premium received on OTC swap contracts (Note 1)	183,731

Unrealized depreciation on forward currency contracts (Note 1)	538,150

Unrealized depreciation on forward premium swap option contracts (Note 1)	36,766

TBA sale commitments, at value (proceeds receivable $19,763,477) (Note 1)	19,786,797

Collateral on securities loaned, at value (Note 1)	54,100

Collateral on certain derivative contracts, at value (Note 1)	2,797,117

Other accrued expenses	128,094

Total liabilities	176,934,054

Net assets	$580,425,234

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$527,852,496

Distributions in excess of net investment income (Note 1)	(944,780)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(9,308,442)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	62,825,960

Total — Representing net assets applicable to capital shares outstanding	$580,425,234

(Continued on next page)

80 Dynamic Asset Allocation Conservative Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($382,475,870 divided by 37,293,261 shares)	$10.26

Offering price per class A share (100/94.25 of $10.26)*	$10.89

Net asset value and offering price per class B share ($26,010,160 divided by 2,553,261 shares)**	$10.19

Net asset value and offering price per class C share ($51,580,855 divided by 5,079,279 shares)**	$10.16

Net asset value and redemption price per class M share ($9,332,009 divided by 918,251 shares)	$10.16

Offering price per class M share (100/96.50 of $10.16)*	$10.53

Net asset value, offering price and redemption price per class R share
($4,197,461 divided by 399,995 shares)	$10.49

Net asset value, offering price and redemption price per class R5 share
($10,896 divided by 1,059 shares)†	$10.28

Net asset value, offering price and redemption price per class R6 share
($2,928,070 divided by 284,555 shares)	$10.29

Net asset value, offering price and redemption price per class Y share
($103,889,913 divided by 10,103,324 shares)	$10.28

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund	81

Statement of operations Six months ended 3/31/13 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $3,505) (including interest income of $77,151 from investments
in affiliated issuers) (Note 6)	$6,071,439

Dividends (net of foreign tax of $44,698)	2,793,894

Securities lending (Note 1)	8,594

Total investment income	8,873,927

EXPENSES

Compensation of Manager (Note 2)	1,507,861

Investor servicing fees (Note 2)	495,086

Custodian fees (Note 2)	58,109

Trustee compensation and expenses (Note 2)	28,221

Distribution fees (Note 2)	886,406

Administrative services (Note 2)	9,711

Other	167,391

Total expenses	3,152,785

Expense reduction (Note 2)	(3,704)

Net expenses	3,149,081

Net investment income	5,724,846

Net realized gain on investments (Notes 1 and 3)	12,717,681

Net realized gain on swap contracts (Note 1)	3,875,069

Net realized loss on futures contracts (Note 1)	(2,941,547)

Net realized gain on foreign currency transactions (Note 1)	597,961

Net realized gain on written options (Notes 1 and 3)	134,086

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	524,165

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the period	5,356,678

Net gain on investments	20,264,093

Net increase in net assets resulting from operations	$25,988,939

The accompanying notes are an integral part of these financial statements.

82 Dynamic Asset Allocation Conservative Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 3/31/13*	Year ended 9/30/12

Operations:
Net investment income	$5,724,846	$11,436,344

Net realized gain on investments
and foreign currency transactions	14,383,250	12,990,623

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	5,880,843	43,587,893

Net increase in net assets resulting from operations	25,988,939	68,014,860

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(2,954,433)	(6,053,012)

Class B	(107,586)	(230,076)

Class C	(209,585)	(422,960)

Class M	(47,587)	(94,498)

Class R	(25,946)	(51,031)

Class R5	(97)	(47)

Class R6	(101)	(48)

Class Y	(911,928)	(1,607,570)

Increase (decrease) from capital share transactions (Note 4)	1,834,694	(16,683,470)

Total increase in net assets	23,566,370	42,872,148

NET ASSETS

Beginning of period	556,858,864	513,986,716

End of period (including distributions in excess of net
investment income of $944,780 and $2,412,363, respectively)	$580,425,234	$556,858,864

* Unaudited

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 83

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%) [g]

Class A
March 31, 2013**	$9.88	.10	.36	.46	(.08)	(.08)	—	—	$10.26	4.66*	$382,476	.52*	1.04*	158*
September 30, 2012	8.83	.21	1.00	1.21	(.16)	(.16)	—	—	9.88	13.76	376,279	1.07	2.21	278
September 30, 2011	9.08	.20	(.12) [j]	.08	(.33)	(.33)	—	— [e,f]	8.83	.84	352,757	1.07	2.12	288
September 30, 2010	8.60	.28	.69	.97	(.49)	(.49)	— [e]	—	9.08	11.57	376,055	1.05 [d]	3.21 [d]	196
September 30, 2009	8.35	.22	.35	.57	(.32)	(.32)	— [e]	— [e,h]	8.60	7.52	359,937	1.28 [d,i]	3.00 [d]	292
September 30, 2008	9.84	.38	(1.54)	(1.16)	(.33)	(.33)	— [e]	—	8.35	(12.09)	403,932	1.15 [d]	4.06 [d]	170

Class B
March 31, 2013**	$9.81	.07	.35	.42	(.04)	(.04)	—	—	$10.19	4.31*	$26,010	.90*	.66*	158*
September 30, 2012	8.77	.14	.98	1.12	(.08)	(.08)	—	—	9.81	12.86	25,916	1.82	1.46	278
September 30, 2011	9.02	.13	(.11) [j]	.02	(.27)	(.27)	—	— [e,f]	8.77	.09	26,068	1.82	1.36	288
September 30, 2010	8.54	.22	.68	.90	(.42)	(.42)	— [e]	—	9.02	10.85	32,603	1.80 [d]	2.49 [d]	196
September 30, 2009	8.27	.17	.36	.53	(.26)	(.26)	— [e]	— [e,h]	8.54	7.02	37,157	2.03 [d,i]	2.24 [d]	292
September 30, 2008	9.75	.31	(1.53)	(1.22)	(.26)	(.26)	— [e]	—	8.27	(12.77)	48,764	1.90 [d]	3.31 [d]	170

Class C
March 31, 2013**	$9.78	.07	.35	.42	(.04)	(.04)	—	—	$10.16	4.33*	$51,581	.90*	.67*	158*
September 30, 2012	8.75	.14	.98	1.12	(.09)	(.09)	—	—	9.78	12.80	48,885	1.82	1.46	278
September 30, 2011	8.99	.13	(.10) [j]	.03	(.27)	(.27)	—	— [e,f]	8.75	.22	43,703	1.82	1.38	288
September 30, 2010	8.53	.21	.67	.88	(.42)	(.42)	— [e]	—	8.99	10.62	43,589	1.80 [d]	2.45 [d]	196
September 30, 2009	8.28	.17	.34	.51	(.26)	(.26)	— [e]	— [e,h]	8.53	6.79	40,389	2.03 [d,i]	2.25 [d]	292
September 30, 2008	9.76	.31	(1.53)	(1.22)	(.26)	(.26)	— [e]	—	8.28	(12.76)	47,692	1.90 [d]	3.31 [d]	170

Class M
March 31, 2013**	$9.79	.08	.34	.42	(.05)	(.05)	—	—	$10.16	4.35*	$9,332	.77*	.79*	158*
September 30, 2012	8.76	.16	.98	1.14	(.11)	(.11)	—	—	9.79	13.07	8,011	1.57	1.71	278
September 30, 2011	9.00	.15	(.10) [j]	.05	(.29)	(.29)	—	— [e,f]	8.76	.43	7,505	1.57	1.62	288
September 30, 2010	8.53	.24	.67	.91	(.44)	(.44)	— [e]	—	9.00	11.00	8,767	1.55 [d]	2.73 [d]	196
September 30, 2009	8.27	.19	.35	.54	(.28)	(.28)	— [e]	— [e,h]	8.53	7.18	8,859	1.78 [d,i]	2.55 [d]	292
September 30, 2008	9.75	.33	(1.53)	(1.20)	(.28)	(.28)	— [e]	—	8.27	(12.54)	10,452	1.65 [d]	3.55 [d]	170

Class R
March 31, 2013**	$10.11	.09	.36	.45	(.07)	(.07)	—	—	$10.49	4.43*	$4,197	.65*	.92*	158*
September 30, 2012	9.03	.19	1.02	1.21	(.13)	(.13)	—	—	10.11	13.51	3,933	1.32	1.95	278
September 30, 2011	9.27	.18	(.11) [j]	.07	(.31)	(.31)	—	— [e,f]	9.03	.68	3,582	1.32	1.88	288
September 30, 2010	8.75	.26	.72	.98	(.46)	(.46)	— [e]	—	9.27	11.55	3,377	1.30 [d]	2.94 [d]	196
September 30, 2009	8.45	.21	.39	.60	(.30)	(.30)	— [e]	— [e,h]	8.75	7.74	2,594	1.53 [d,i]	2.71 [d]	292
September 30, 2008	9.95	.34	(1.53)	(1.19)	(.31)	(.31)	— [e]	—	8.45	(12.28)	3,127	1.40 [d]	3.66 [d]	170

Class R5
March 31, 2013**	$9.90	.12	.35	.47	(.09)	(.09)	—	—	$10.28	4.80*	$11	.37*	1.21*	158*
September 30, 2012†	9.57	.05	.33	.38	(.05)	(.05)	—	—	9.90	3.93*	10	.19*	.55*	278

Class R6
March 31, 2013**	$9.90	.13	.36	.49	(.10)	(.10)	—	—	$10.29	4.94*	$2,928	.34*	1.25*	158*
September 30, 2012†	9.57	.06	.32	.38	(.05)	(.05)	—	—	9.90	3.94*	10	.17*	.57*	278

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

84 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 85

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%) [g]

Class Y
March 31, 2013**	$9.90	.12	.35	.47	(.09)	(.09)	—	—	$10.28	4.78*	$103,890	.40*	1.17*	158*
September 30, 2012	8.86	.23	.99	1.22	(.18)	(.18)	—	—	9.90	13.89	93,814.82		2.46	278
September 30, 2011	9.10	.21	(.09) [j]	.12	(.36)	(.36)	—	— [e,f]	8.86	1.21	80,371.82		2.26	288
September 30, 2010	8.62	.31	.68	.99	(.51)	(.51)	— [e]	—	9.10	11.85	595,429	.80 [d]	3.45 [d]	196
September 30, 2009	8.34	.25	.37	.62	(.34)	(.34)	— [e]	— [e,h]	8.62	8.17	539,433	1.03 [d,i]	3.29 [d]	292
September 30, 2008	9.83	.40	(1.54)	(1.14)	(.35)	(.35)	— [e]	—	8.34	(11.88)	470,161	.90 [d]	4.30 [d]	170

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.05

September 30, 2008	0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Portfolio turnover excludes TBA purchase and sale transactions.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. which amounted to less than $0.01 per share outstanding as of May 31, 2009.

i Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.11% of average net assets as of September 30, 2009.

j The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

The accompanying notes are an integral part of these financial statements.

86 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund	87

Notes to financial statements 3/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2012 through March 31, 2013.

Putnam Dynamic Asset Allocation Conservative Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes. Putnam Management may also use to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820).

88 Dynamic Asset Allocation Conservative Fund

If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial

Dynamic Asset Allocation Conservative Fund 89

investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned and to enhance the return on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average number of contracts, see Note 5.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

90 Dynamic Asset Allocation Conservative Fund

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded as a receivable or payable for variation margin on the Statement of assets and liabilities. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk, is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of mark to market margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount see Note 5.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount, see Note 5.

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Credit default contracts The fund entered into OTC credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In an OTC credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The OTC credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant OTC credit default contract.

OTC credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $834,395 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $92,146 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss

92 Dynamic Asset Allocation Conservative Fund

if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $52,464. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $54,100.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or

Dynamic Asset Allocation Conservative Fund 93

unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2012, the fund had a capital loss carryover of $16,542,592 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration date is:

	Loss carryover

Short-term	Long-term	Total	Expiration

$16,542,592	N/A	$16,542,592	September 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $666,457,047, resulting in gross unrealized appreciation and depreciation of $62,946,871 and $6,735,264, respectively, or net unrealized appreciation of $56,211,607.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

94 Dynamic Asset Allocation Conservative Fund

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$330,081	Class R5	6

Class B	22,330	Class R6	3

Class C	43,123	Class Y	88,411

Class M	7,626	Total	$495,086

Class R	3,506

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $615 under the expense offset arrangements and by $3,089 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $439, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%,

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1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$470,562	Class M	32,593

Class B	127,361	Class R	9,996

Class C	245,894	Total	$886,406

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $31,476 and $1,104 from the sale of class A and class M shares, respectively, and received $5,274 and $1,000 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $119 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $626,079,026 and $620,791,255, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$79,906,953	$5,744,561

Options opened	26,835,000	128,244
Options exercised	(7,245,000)	(5,005)
Options expired	—	—
Options closed	(96,332,953)	(5,867,800)

Written options outstanding at the
end of the reporting period	$3,164,000	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/13		Year ended 9/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	3,137,664	$31,287,001	6,291,757	$59,199,377

Shares issued in connection with
reinvestment of distributions	283,022	2,825,858	611,192	5,752,855

	3,420,686	34,112,859	6,902,949	64,952,232

Shares repurchased	(4,223,189)	(42,198,991)	(8,745,180)	(82,165,765)

Net decrease	(802,503)	$(8,086,132)	(1,842,231)	$(17,213,533)

96 Dynamic Asset Allocation Conservative Fund

	Six months ended 3/31/13		Year ended 9/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	304,984	$3,026,602	554,362	$5,191,014

Shares issued in connection with
reinvestment of distributions	10,250	101,735	22,483	209,937

	315,234	3,128,337	576,845	5,400,951

Shares repurchased	(403,131)	(3,996,953)	(906,623)	(8,480,242)

Net decrease	(87,897)	$(868,616)	(329,778)	$(3,079,291)

	Six months ended 3/31/13		Year ended 9/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	475,377	$4,712,316	877,591	$8,185,202

Shares issued in connection with
reinvestment of distributions	19,329	191,229	40,866	380,636

	494,706	4,903,545	918,457	8,565,838

Shares repurchased	(412,957)	(4,071,332)	(916,272)	(8,506,021)

Net increase	81,749	$832,213	2,185	$59,817

	Six months ended 3/31/13		Year ended 9/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	146,632	$1,435,256	175,185	$1,605,020

Shares issued in connection with
reinvestment of distributions	4,714	46,673	9,819	91,600

	151,346	1,481,929	185,004	1,696,620

Shares repurchased	(51,520)	(508,820)	(223,809)	(2,086,439)

Net increase (decrease)	99,826	$973,109	(38,805)	$(389,819)

	Six months ended 3/31/13		Year ended 9/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	66,684	$682,090	204,872	$1,964,014

Shares issued in connection with
reinvestment of distributions	2,427	24,808	5,070	48,786

	69,111	706,898	209,942	2,012,800

Shares repurchased	(58,285)	(595,039)	(217,315)	(2,093,473)

Net increase (decrease)	10,826	$111,859	(7,373)	$(80,673)

			For the period 7/3/12
			(commencement of operations)
	Six months ended 3/31/13		to 9/30/12

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	1,045	$10,000

Shares issued in connection with
reinvestment of distributions	9	97	5	47

	9	97	1,050	10,047

Shares repurchased	—	—	—	—

Net increase	9	$97	1,050	$10,047

Dynamic Asset Allocation Conservative Fund	97

			For the period 7/3/12
			(commencement of operations)
	Six months ended 3/31/13		to 9/30/12

Class R6	Shares	Amount	Shares	Amount

Shares sold	283,495	$2,917,169	1,045	$10,000

Shares issued in connection with
reinvestment of distributions	10	101	5	48

	283,505	2,917,270	1,050	10,048

Shares repurchased	—	—	—	—

Net increase	283,505	$2,917,270	1,050	$10,048

	Six months ended 3/31/13		Year ended 9/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	3,056,354	$30,335,851	2,330,438	$22,174,494

Shares issued in connection with
reinvestment of distributions	90,842	909,431	169,492	1,599,717

	3,147,196	31,245,282	2,499,930	23,774,211

Shares repurchased	(2,517,804)	(25,290,388)	(2,101,430)	(19,774,277)

Net increase	629,392	$5,954,894	398,500	$3,999,934

At the close of the reporting period, a shareholder of record owned 7.5% of the outstanding shares of the fund.

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

			Value at end of the
	Shares owned	Percentage of ownership	reporting period

Class R5	1,059	100%	$10,896

Class R6	1,060	0.4%	10,907

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased swap option contracts (contract amount)	$24,500,000

Written swap option contracts (contract amount)	$14,300,000

Futures contracts (number of contracts)	3,000

Forward currency contracts (contract amount)	$166,700,000

OTC interest rate swap contracts (notional)	$114,500,000

OTC total return swap contracts (notional)	$65,400,000

OTC credit default swap contracts (notional)	$50,600,000

Warrants (number of warrants)	35,000

98 Dynamic Asset Allocation Conservative Fund

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$1,381,776	Payables	$13,873

Foreign exchange
contracts	Receivables	963,547	Payables	538,150

Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	1,805,121*	Unrealized depreciation	1,598,991*

Receivables, Net
Interest rate	assets — Unrealized		Payables, Net assets —
contracts	appreciation	930,739*	Unrealized depreciation	428,853*

Total		$5,081,183		$2,579,867

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

				Forward
Derivatives not accounted for as				currency
hedging instruments under ASC 815		Options	Futures	contracts	Swaps	Total

Credit contracts		$—	$—	$—	$2,468,028	$2,468,028

Foreign exchange contracts		—	—	549,464	—	549,464

Equity contracts		—	(1,648,758)	—	1,268,461	(380,297)

Interest rate contracts		(47,429)	(1,292,789)	—	138,580	(1,201,638)

Total		$(47,429)	$(2,941,547)	$549,464	$3,875,069	$1,435,557

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(254,262)	$(254,262)

Foreign exchange
contracts	—	—	—	516,376	—	516,376

Equity contracts	—	(5,956)	(1,059,332)	—	(673,217)	(1,738,505)

Interest rate contracts	(18,988)	—	571,683	—	222,450	775,145

Total	$(18,988)	$(5,956)	$(487,649)	$516,376	$(705,029)	$(701,246)

Dynamic Asset Allocation Conservative Fund 99

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting	Purchase	Sale	Investment	the reporting
Name of affiliates	period	cost	proceeds	income	period

Putnam Money Market
Liquidity Fund*	$137,610,237	$82,978,441	$220,588,678	$68,704	$—

Putnam Short Term
Investment Fund*	—	132,644,970	5,651,092	8,447	126,993,878

Totals	$137,610,237	$215,623,411	$226,239,770	$77,151	$126,993,878

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: New accounting pronouncement

In January 2013, ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” replaced ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the fund’s financial statements.

100 Dynamic Asset Allocation Conservative Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Conservative Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam. com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

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SA060
280816 5/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 24, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 24, 2013